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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Pathmark Stores, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PATHMARK STORES, INC.
200 Milik Street,
Carteret, NJ 07008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 30, 2005

To the Stockholders of the Company:

        The Annual Meeting of Stockholders of PATHMARK STORES, INC. will be held at the corporate headquarters, 200 Milik Street, Carteret, New Jersey 07008, on Wednesday, November 30, 2005, at 9:00 a.m., local eastern time, for the following purposes:

  1.
  to elect ten directors;

  2.
  to ratify our selection of Deloitte & Touche LLP as our independent registered public accountants for 2005;

  3.
  to approve the Pathmark Stores, Inc. Amended & Restated 2000 Employee Equity Plan;

  4.
  to approve the Pathmark Stores, Inc. Amended & Restated 2000 Non-Employee Directors Equity Plan; and

  5.
  to transact such other business as properly may be brought before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on October 21, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

        The proxy statement attached to this letter provides you with information about the Annual Meeting of the Company's stockholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the Securities and Exchange Commission.

        Your vote is important regardless of the number of shares of the Company's common stock you own. Accordingly, you are requested to vote your shares by promptly completing, signing and dating the enclosed proxy card and returning it in the envelope provided, whether or not you plan to attend the Annual Meeting. Alternatively, if your shares are held by a broker and your broker makes the following options available, you may grant a proxy to vote your shares over the Internet or by telephone. Voting by any of these methods available to you will ensure that we can vote your proxy at the Annual Meeting even if you are not there in person.

        Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Annual Meeting.

                      By Order of the Board of Directors,

                      Marc A. Strassler
                       Senior Vice President,
                      Secretary and General Counsel

November 2, 2005

PATHMARK STORES, INC.
200 Milik Street
Carteret, New Jersey 07008

PROXY STATEMENT

INTRODUCTION

        This Proxy Statement is sent to you in connection with the solicitation of proxies by the Board of Directors of Pathmark Stores, Inc., a Delaware corporation, for use at the 2005 Annual Meeting of Stockholders. The meeting will be held at the Company's headquarters, 200 Milik Street, Carteret, New Jersey 07008, at 9:00 a.m. (local Eastern Time), on Wednesday, November 30, 2005, and any adjournment or postponement thereof. Copies of this Proxy Statement and the accompanying proxy are being mailed to stockholders on or about November 4, 2005.

        As used in this Proxy Statement, "Annual Meeting" refers to the meeting described above, "Company" or "Pathmark" refers to Pathmark Stores, Inc., "Board" or "Board of Directors" refers to the Board of Directors of Pathmark, "Common Stock" refers to the Company's common stock, par value $0.01 per share, and "Record Date" for the Annual Meeting refers to October 21, 2005.

VOTING INFORMATION

Stockholders Who May Vote

        Only holders of record of Common Stock at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 51,222,292 shares of Common Stock entitled to vote. Each stockholder shall have one vote per share on all business at the Annual Meeting.

Quorum; Effect of Votes

        The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for purposes of the Annual Meeting. Outstanding shares of Common Stock represented by stockholders who duly execute and return proxies on the accompanying proxy card will be treated as being present at the Annual Meeting for purposes of determining a quorum. Abstentions and "broker non-votes" (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) will be included in determining the number of shares of Common Stock present at the Annual Meeting for purposes of determining a quorum. A quorum is necessary to hold the Annual Meeting. Once a share of Common Stock is represented at the Annual Meeting, it will be counted for the purpose of determining a quorum at the Annual Meeting and any adjournment or postponement thereof.

        The affirmative vote of the holders of a majority of the shares that are represented in person or by proxy at the Annual Meeting and are entitled to vote on the subject matter is required to elect directors, to ratify the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accountants and to approve any other matters properly brought before the Annual Meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees as directors, and proxies which are marked to abstain or vote against the ratification of the independent registered public accountants, or to deny discretionary authority on other matters, will have the same effect as if the shares represented thereby were voted against such nominee or nominees, against ratification of the independent public accountants, and against such other matters, respectively. Shares that are subject to broker non-votes are considered not entitled to vote on a particular proposal and will have the effect of a vote neither for nor against such proposal, effectively reducing the number of shares of Common Stock needed to approve such proposal.

        The Company knows of no other matters to be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote or act with respect to such matters in accordance with their best judgment. The affirmative vote of the holders of the majority of shares represented in person or by proxy at the Annual Meeting and entitled to vote on the subject matter is required for approval of any such other matters that are properly brought before the Annual Meeting.

Householding of Annual Meeting Materials

        The Securities and Exchange Commission (the "SEC") permits registrants to send a mailing containing a single annual report and proxy statement to any household at which two or more stockholders reside if the registrant believes they are members of the same family. The procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the Company. The Company has not implemented this householding rule with respect to its record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding information notification from your broker. Please contact your broker directly if you have any questions regarding householding, require additional copies of this Proxy Statement or the Annual Report, or wish to revoke your decision to household, and thereby receive multiple reports.

Proxy Solicitation

        Proxies are being solicited by and on behalf of the Board of Directors. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Common Stock held of record on the Record Date by such custodians, nominees and fiduciaries, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

Proxy Voting and Revocation of Proxy

        You are requested to complete and sign the accompanying proxy and return it promptly in the envelope provided for that purpose. The proxy solicited by this Proxy Statement, if properly completed, signed and received by the Company in time for the Annual Meeting, will be voted in accordance with the instructions it contains. You may revoke your proxy at any time prior to its use at the Annual Meeting by filing written notice of such revocation with the Secretary of the Company at 200 Milik Street, Carteret, New Jersey 07008, by submitting a later dated and properly executed proxy, or by appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. If you have instructed your broker to vote your shares of Common Stock, the above-described options for revoking your proxy do not apply and instead you must follow the directions provided by your broker to change these instructions. Representatives of Mellon Investor Services will tabulate the votes and act as inspectors of election.

        If you return a signed proxy without specific voting instructions, the persons named as your proxies will vote FOR all of the nominees for director and FOR ratification of the independent public accountants and, although the Company does not currently know of any other business to be presented at the meeting, should any other business properly come before the meeting, the persons named as your proxies, to the extent permitted by law, will have discretion to vote and will vote in accordance with their best judgment.

        If your shares of Common Stock are held in "street name" by your broker, bank or other nominee, you should instruct your broker, bank or other nominee how to vote your shares of Common Stock using the instructions provided by your broker, bank or other nominee. If you do not provide specific voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may vote your shares of Common Stock on proposals where it has discretionary authority, such as the proposal to elect directors or to ratify the appointment of the Company's independent public accountants, but not on proposals where it does not have discretionary authority to vote, such as the proposals to approve the Pathmark Stores, Inc. Amended & Restated 2000 Employee Equity Plan and Pathmark Stores, Inc. Amended & Restated 2000 Non-Employee Directors Equity Plan.

PROPOSAL 1

ELECTION OF DIRECTORS

        At this Annual Meeting, ten directors are to be elected to hold office until the next annual meeting and until their successors are elected and qualified. All director nominees are currently directors of the Company (except Ms. Sarah Nash and Messrs. Larry Katzen and John Zillmer) and each has consented to serve as a director until the expiration of his term. If any of them should decline or be unable to act as a director, the persons named in the proxy will vote for such substitute nominee or nominees, as may be designated by the Board. Mr. William J. Begley, Mr. Warren F. Bryant, Mr. Eugene M. Freedman, Mr. James L. Moody, Jr. and Mr. Tony Schnug have each decided not to stand for re-election to the Board of Directors. Messrs. Katzen and Zillmer were initially identified to the Corporate Governance Committee of the Board of Directors by an independent director search firm and Ms. Nash was initially identified to the Corporate Governance Committee of the Board of Directors by a non-management director and the Chief Executive Officer.

Nominees for the Board of Directors

        The following are the nominees for directors of the Company, and a summary of each nominee's principal occupation, background over the last five years, period of service as a director of the Company, other directorships and age.

Nominee's Name	Age	Positions and Office	Director of the Company Since
Michael R. Duckworth*	44	Partner at The Yucaipa Companies LLC ("Yucaipa"). Prior to joining Yucaipa in 2004, Mr. Duckworth was Head of West Coast Financial Sponsor Coverage and Leveraged Finance for Merrill Lynch. Prior to Merrill Lynch, Mr. Duckworth was a Managing Director at Bankers Trust/Deutsche Bank Alex. Brown where he maintained a similar emphasis on working with financial sponsors and leveraged finance. He is currently a director of Source Interlink Companies, Inc.	2005
Daniel H. Fitzgerald	52	Partner in Pinewood Capital Partners, a hedge fund, since January 2004. From 1996 to 2000, Mr. Fitzgerald was a Managing Director at Gleacher Natwest, an investment bank, where he was head of its High Yield Bond Department.	2000
Bruce Hartman	52	Executive Vice President and Chief Financial Officer of Foot Locker, Inc., an athletic footwear and apparel retailing company, since April 2002. Senior Vice President and Chief Financial Officer of Foot Locker, Inc., prior thereto.	2004

David R. Jessick*	52	Consultant to the chief executive and senior financial staff at Rite Aid Corporation where he previously served as a Senior Executive Vice President and Chief Administrative Officer from July 2002 to February 2005. Rite Aid's Senior Executive Vice President and Chief Administrative Officer from December 1999 to June 2002. He is also a director of WKI Holding Company, Inc., Pinnacle Foods Group, Inc., Dollar Financial Corp. and Source Interlink Companies, Inc.	2005
Larry R. Katzen	59	Business entrepreneur and consultant since 2002. Managing Partner, Great Plains Region, Arthur Andersen, 1998-2002. Managing Partner, St. Louis office, Arthur Andersen, 1993-2002. Partner, Arthur Andersen, 1978-2002. He is also a director of Kellwood Company.	—
Gregory Mays*	59	From February 1999 to present Mr. Mays has been a consultant and private investor. Through his career Mr. Mays has held numerous executive and financial positions primarily in the Supermarket industry, most recently as Executive Vice President of Ralphs Grocery Company and Food for Less Inc., from 1992 to 1999. Prior to that Mr. Mays was Chief Executive Officer and President of Almacs' Supermarkets. In addition Mr. Mays currently serves as a director and Chief Financial Officer of Simon Worldwide, Inc and as a director of Source Interlink Companies, Inc.	2005
Sarah E. Nash	51	Vice Chairman and Managing Director of Investment Banking at J.P. Morgan Chase & Co. until her retirement in 2005.	—
John T. Standley	42	Chief Executive Officer of the Company since August 2005. Mr. Standley previously served as Senior Executive Vice President and Chief Administrative Officer of Rite Aid Corporation, a national retail drugstore chain, since June 2002 and, in addition, Chief Financial Officer of Rite Aid Corporation since January 2004. He served as Senior Executive Vice President and Chief Financial Officer of Rite Aid Corporation from September 2000 to June 2002 and served as Executive Vice President and Chief Financial Officer of Rite Aid Corporation from December 1999 until September 2000.	2005

Ira Tochner*	44	Partner at Yucaipa. Prior to joining Yucaipa in 1990, Mr. Tochner was a manager in the audit division of Arthur Andersen & Co. He is also a director of TDS Logistics, Inc. and Ceiva Logic, Inc.	2005
John J. Zillmer	49	Chief Executive Officer and Chairman of the Board of Allied Waste Industries, Inc., a leading waste services company. Prior to joining Allied Waste, Mr. Zillmer served in various senior level positions with ARAMARK Corporation between December, 1986 and January, 2004, most recently as Executive Vice President of ARAMARK Corporation and President of ARAMARK'S Food and Support Services Group. He also serves as a director of United Stationers, Inc.	—

*
Nominee proposed by Yucaipa pursuant to the Stockholders' Agreement (discussed below).

Board Recommendation

        The Board unanimously recommends a vote FOR the election of the above nominees as directors of the Company.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

General

        Our Board of Directors oversees our business and affairs and monitors the performance of management. Our directors are elected annually and hold office for a period of one year or until their successors are duly elected and qualified. Our Board has made a determination that each director and nominee for director, except for Messrs. Duckworth, Standley and Tochner, meets the definition of "independent director" as that term is defined in the Nasdaq Marketplace Rules.

        There are no family relationships among our directors or executive officers. There are no material proceedings to which any of our directors, nominees or executive officers, or any of their respective associates, is a party adverse to, or has a material interest adverse to, the Company or any of its subsidiaries.

Board Committees and Meetings

        During the fiscal year ended January 29, 2005 ("Fiscal 2004"), our Board of Directors and the various committees held the following number of meetings: Board of Directors—14; Audit Committee—7; Compensation Committee—6; and the Corporate Governance Committee—1.

Policy on Attendance at Annual Meeting of Stockholders

        The Company does not have a stated policy, but encourages its directors to attend each annual meeting of stockholders. At last year's annual meeting of stockholders, held on June 11, 2004, all seven of the then-current directors were present and in attendance.

        The Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

Audit Committee

        The Audit Committee: (1) oversees financial and operational matters involving accounting, internal and independent auditing, internal controls and financial reporting; (2) reviews areas of potential significant financial risk to the Company; (3) is directly responsible for the appointment, termination, compensation and oversight of the work of the independent accounting firm, and monitors and reviews the independence and performance of the independent accounting firm; and (4) provides an avenue of communication among the independent accountants, management, the internal auditing functions and the Board of Directors.

        The members of the Audit Committee for Fiscal 2004 were Eugene M. Freedman, who served as Chairman, Daniel H. Fitzgerald and Bruce Hartman. Our Board of Directors has made a determination that each of Messrs. Freedman, Fitzgerald and Hartman (i) is an "independent director" as that term is defined by Nasdaq Marketplace Rules, and (ii) satisfies Nasdaq Marketplace Rules relating to financial literacy and experience. In addition, the Board of Directors has determined, in its judgment, that each member of the Audit Committee is independent within the meaning of Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Board has also determined that Messrs. Freedman and Hartman are each an "audit committee financial expert" as such term is defined in the Exchange Act. The Audit Committee met seven times during Fiscal 2004. The Audit Committee operates pursuant to a charter which is attached as Appendix A to the Company's Annual Proxy Statement dated May 5, 2004.

Compensation Committee

        The Compensation Committee approves the policies and oversees the practices of the Company with respect to the compensation made available to the Company's management so as to enable the Company to attract and retain high quality leadership in a manner consistent with the stated compensation strategy of the Company, internal equity considerations and competitive practice. The Committee also administers the Company's 2000 Employee Equity Plan. The Board has determined that each member of the Compensation Committee is independent under the Nasdaq Marketplace Rules. The members of the Compensation Committee in Fiscal 2004 were William J. Begley, who served as Chairman, Warren F. Bryant and James L. Moody, Jr.

Compensation Committee Interlocks and Insider Participation

        No member of the Company's Compensation Committee is a current or former officer or employee of the Company. In addition, there are no compensation committee interlocks between Pathmark and other entities involving Pathmark executive officers and members of the Board who serve as executive officers of such other entities.

Corporate Governance Committee

        The Corporate Governance Committee, established in 2003, makes recommendations to the Board of Directors concerning the selection, qualification and compensation of members of the Board and its committees, as well as the size and composition of the Board and its committees. The Committee also periodically reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Board has determined that committee members meet the independence requirements of the Nasdaq Marketplace Rules. The Committee operates pursuant to a Charter which is attached as Appendix B to the Company's Annual Proxy Statement dated May 5, 2004. The members of the Corporate Governance Committee for Fiscal 2004 were Daniel H. Fitzgerald, who served as Chairman, Eugene M. Freedman and James L. Moody, Jr.

Selection of Nominees for Election to the Board

        The Corporate Governance Committee considers potential nominees for Board membership suggested by its members and other Board members, as well as by members of management and stockholders.

        The Corporate Governance Committee considers properly submitted stockholder nominations for candidates for the Board. If any materials are provided by a stockholder in connection with the nomination of a director candidate, the materials are forwarded to the Corporate Governance Committee. Stockholders who wish to submit nominees for election at an annual or special meeting of stockholders should follow the procedures described on page 34. The Corporate Governance Committee applies the same standards in considering candidates submitted by stockholders as it does in considering candidates submitted by members of the Board, management or a search firm. The Corporate Governance Committee evaluates prospective nominees to determine, at a minimum:

  •
  the relevance of the prospective nominee's experience to the business and objectives of the Company;

  •
  the prospective nominee's independence from conflicts of interest and from actual or potential economic relationships with the Company; and

  •
  the prospective nominee's availability to attend regularly scheduled Board meetings and to devote appropriate amounts of time to preparation for such meetings.

        The Corporate Governance Committee also considers other relevant factors as it deems appropriate, including the current composition of the Board and the need for financial and accounting expertise. The Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Corporate Governance Committee.

        Stockholders' Agreement.    The Company and certain investment funds (the "Investors") affiliated with Yucaipa entered into an Amended and Restated Stockholders' Agreement, dated as of August 23, 2005 (the "Stockholders' Agreement"), amending and restating the Stockholders' Agreement, dated as of June 9, 2005, among the Company and the Investors. Under the terms of the Stockholders' Agreement, the Board of Directors consists of six independent directors (the "Independent Directors") and five directors designated by the Investors (the "Investor Designated Directors") and there may be (and currently is) one additional director who is the Chief Executive Officer. The Independent Directors have the right to nominate their successors and the Investors have the right to designate, and the Board is obligated to nominate and recommend the election of, (i) so long as the Investors beneficially own 30% or more of the Common Stock, a number of Investor Designated Directors that is one less than the authorized number of Independent Directors; (ii) so long as the Investors beneficially own less than 30% but 20% or more of the Common Stock, a number of Investor Designated Directors that is two less than the authorized number of Independent Directors; and (iii) so long as the investors beneficially own less than 20% but 10% or more of the Common Stock, a number of Investor Designated Directors that is three less than the authorized number of Independent Directors. In the event that, at any time, the number of Investor Designated Directors then in office exceeds the number set forth in the preceding sentence, at the request of the majority of the Independent Directors then in office, an appropriate number of Investor Designated Directors must resign from office. In the event the Investors beneficially own less than 10% of the Common Stock, the Investors will have no right to designate any director, and, at the request of a majority of the Independent Directors then in office, must cause any Investor Designated Directors then in office to resign immediately upon such event. The current Investor Designated Directors are Messrs. Duckworth, Jessick, Mays, Schnug and Tochner.

        In any election of directors at a meeting of the stockholders of the Company, the Investors have agreed in the Stockholders' Agreement to cause all shares of Common Stock held by them to be represented at such meeting either in person or by proxy, and to vote their shares for all nominees nominated by the Independent Directors in proportion to the votes cast by the holders (other than the Investors) of shares of Common Stock. The Investors may, in their discretion, vote a greater number of shares held by them in excess of such proportion in favor of the nominees nominated by the Independent Directors.

        Concurrently with the Annual Meeting, the Company and the Investors will amend the Stockholders' Agreement (the "Amended Stockholders' Agreement") in order to allow for the reduction in the size of the Board of Directors. Under the terms of the Amended Stockholders' Agreement, the number of Independent Directors will be reduced from six to five, and the number of Investor Designated Directors will be reduced from five to four. In addition, pursuant to the Amended Stockholders' Agreement, the Company's by-laws will be amended to reduce the number of authorized directors from 11 or 12 to 9 or 10, and the number of directors required for a quorum will be reduced from six to five.

Board Compensation and Benefits

        Retainer and Fees.    Non-employee directors receive retainers based on an annualized rate of $50,000 a year. Directors also receive $2,500 for each Board or business meeting attended ($1,250 for a telephonic meeting) and $2,000 for each committee or business meeting attended ($1,000 for a telephonic meeting). In addition, non-employee directors also receive a retainer of $5,000 per year for serving as Chairman of either the Compensation or Corporate Governance Committee and $10,000 for serving as Chairman of the Audit Committee. The non-executive Chairman of the Board receives an additional retainer of $50,000 per year.

        Options.    Each member of the Board who has not been an employee of the Company or any of its subsidiaries for at least one year prior to the date of grant and is considered "independent" under the Nasdaq Marketplace Rules automatically receives a non-qualified option to purchase (i) 15,000 shares of the Common Stock on the date that a non-employee director is initially elected or appointed to the Board, and (ii) 5,000 shares on the date of each Annual Meeting of Stockholders, pursuant to the Directors Plan. The option price for each option granted is the fair market value of the Common Stock on the date of grant. Options are generally exercisable twelve months from the date of grant (subject to vesting and the individual serving as director for the duration of that period), vest in three equal annual installments beginning on the first anniversary of the grant date, and expire five years after the date of grant (subject to earlier termination if the director ceases to serve as a director).

Stockholder Communications with the Board of Directors

        Any stockholder may send written correspondence to the Board, a committee of the Board, the non-management directors, or any individual director in his/her capacity as such.

        The correspondence should be sent to the attention of the General Counsel and include the following information: the name, mailing address and telephone number of the stockholder sending the communication, the number of shares of Common Stock owned by the stockholder and, if the stockholder is not the record owner of the shares of Common Stock, the name of the record owner.

        The General Counsel will forward correspondence which is not more suitably directed to management to the Board, committee or individual director(s), as appropriate. The General Counsel will log all correspondence not forwarded to the Board, committee or individuals, and will make such log available to the Board.

Certain Relationships and Related Transactions

        Pursuant to the Management Services Agreement, dated as of March 23, 2005, between Yucaipa and the Company, Yucaipa provides certain business and financial advice and management services to Pathmark in connection with the operation of its business. For such services, Pathmark has agreed to pay Yucaipa an annual fee of $3 million and reimburse Yucaipa for expenses of up to $500,000 per annum. Subject to certain early termination provisions, the term of the Management Services Agreement is for five years, subject to automatic renewal at the end of the fifth year for successive one-year terms until terminated. Upon termination during the initial five-year term, Pathmark is required to pay to Yucaipa a cash termination fee of $10 million in the event of a termination of the Management Services Agreement by Pathmark (upon 90 days' notice to Yucaipa), by Yucaipa (as a result of a breach or failure to pay by Pathmark) or by Pathmark or Yucaipa (if there is a change of control of Pathmark or a sale of all or substantially all of the assets or capital stock of Pathmark). Thereafter, upon termination Pathmark is required to pay Yucaipa the unpaid portion of the $3 million annual management fee payable in respect of the then current one-year term. Messrs. Duckworth and Tochner, members of the Company's Board of Directors, are partners in Yucaipa.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

By Directors and Executive Officers

        The following table sets forth the amount of shares of Common Stock beneficially owned (as of October 21, 2005, unless otherwise indicated) by directors and director nominees of the Company and the named executive officers reported in the "Executive Compensation—Summary Compensation Table" below ("named executive officers"), and all directors and executive officers as a group. Percentage of ownership is calculated using the number of shares outstanding as of October 21, 2005, the Record Date, plus the number of shares the individual or group had the right to acquire within 60 days, as indicated in note (1) following the table.

Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Ownership
Directors:
William J. Begley•	30,000	*
Warren F. Bryant•	15,000	*
Michael Duckworth•¤	—	*
Daniel H. Fitzgerald•¤	35,000	*
Eugene M. Freedman•	30,000	*
Bruce Hartman•¤	15,000	*
David Jessick•¤	—	*
Larry R. Katzen¤	—	*
Gregory Mays•¤	—	*
James L. Moody, Jr.	18,750	*
Sarah E. Nash ¤	—	*
Tony Schnug•	—	*
John T. Standley•¤	500,000	*
Ira Tochner•¤	—	*
John J. Zillmer¤	—	*
Named Executive Officers:
Eileen R. Scott+	760,300	1.5%
Frank G. Vitrano	760,818	1.5%
Robert J. Joyce	388,100	*
Herbert A. Whitney	232,523	*
Harvey M. Gutman	158,399	*
Directors and Executive Officers as group (23 persons)	3,451,106	6.7%

•
Current member of the Board of Directors.

¤
Nominee to the Board of Directors.

+
Ms. Scott was replaced as the Company's Chief Executive Officer by Mr. Standley in August 2005.

*
Less than 1% of outstanding shares.

(1)
Includes shares which directors and executive officers have, or will have, within 60 days, the current right to acquire upon exercise of options under the EEP or Directors Plan, as applicable: Ms. Scott, 728,950 shares; Mr. Vitrano, 750,000 shares; Mr. Joyce, 385,000 shares; Mr Whitney, 230,000 shares; Mr. Gutman, 154,215 shares; Messrs. Begley, Fitzgerald and Freedman, 30,000 shares each; Mr. Moody, 18,750 shares; Messrs. Bryant and Hartman, 15,000 and all directors and executive officers as a group, 3,042,965 shares. Also includes with respect to Mr. Vitrano, 202 shares of Common Stock which Mr. Vitrano has a right to acquire upon the exercise of 202 Warrants at an exercise price of $22.31 per share and 4,000 shares held by his wife.

By Others

        Management of the Company knows of no person, except as set forth below, who is the beneficial owner of more than 5% of the Company's issued and outstanding Common Stock as of October 21, 2005.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Ownership
Yucaipa Group	30,060,100	(1)	49.1%
FMR Corp.	4,125,925	(2)	8.1%
David J. Greene and Company, LLC	2,603,870	(3)	5.1%
Hotchkis and Wiley Capital Management, LLC	2,579,600	(4)	5.0%

(1)
Information regarding the Yucaipa Group (defined below) is based on information disclosed in the Schedule 13D filed on June 20, 2005 by (i) Ronald W. Burkle, (ii) Yucaipa Corporate Initiatives Fund I, LLC, a Delaware limited liability company ("YCI LLC"), (iii) Yucaipa Corporate Initiatives Fund I, LP, a Delaware limited partnership ("YCI" and, together with YCI LLC, the "YCI Parties"), (iv) Yucaipa American Management, LLC, a Delaware limited liability company ("Yucaipa American"), (v) Yucaipa American Funds, LLC, a Delaware limited liability company ("Yucaipa American Funds"), (vi) Yucaipa American Alliance Fund I, LLC, a Delaware limited liability company ("YAAF LLC"), (vii) Yucaipa American Alliance Fund I, LP, a Delaware limited partnership ("YAAF"), and (viii) Yucaipa American Alliance (Parallel) Fund I, LP, a Delaware limited partnership ("YAAF Parallel" and, together with Yucaipa American, Yucaipa American Funds, YAAF LLC and YAAF, the "YAAF Parties" and, together with Mr. Burkle, the YCI Parties and each of the other YAAF Parties, the "Yucaipa Group") (the "Yucaipa 13D"). Mr. Burkle is the managing member of YCI LLC, which is the general partner of YCI. Mr. Burkle is also the managing member of Yucaipa American, which is the managing member of Yucaipa American Funds, which is the managing member of YAAF LLC, which, in turn, is the general partner of YAAF. The Yucaipa 13D indicates that, at the date of filing, (i) YCI is the direct beneficial owner of 10,346,652 shares of Common Stock, comprising 6,884,000 shares of Common Stock and Series A Warrants to purchase 3,462,652 shares of Common Stock, (ii) YAAF is the direct beneficial owner of 9,856,774 shares of Common Stock, comprising 6,558,100 shares of Common Stock and Series A Warrants to purchase 3,298,674 shares of Common Stock, and (iii) YAAF Parallel is the direct beneficial owner of 9,856,674 shares of Common Stock, comprising 6,558,000 shares of Common Stock and Series A Warrants to purchase 3,298,674 shares of Common Stock. By virtue of the relationships described above, each of the other members of the Yucaipa Group may be deemed to share beneficial ownership of the shares of Common Stock directly beneficially owned by YCI, YAAF and YAAF Parallel. Each such member disclaims such beneficial ownership. The address for each member of the Yucaipa Group is c/o The Yucaipa Companies LLC, 9130 W. Sunset Boulevard, Los Angeles, California 90069.

(2)
Information regarding FMR Corp. and its affiliates ("FMR") is based on information disclosed in the amended Schedule 13G/A filed on October 11, 2005 by FMR Corp. and Edward C. Johnson, III (the "FMR Schedule 13G"). The FMR Schedule 13G indicates that, at September 30, 2005, (i) Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp., was the beneficial owner of 3,927,593 (including 747,828 Warrants) shares of common stock as a result of acting as investment advisor to various investment companies; (ii) Fidelity Advisors High Yield Fund, one such investment company, was the beneficial owner of 2,566,706 shares of common stock; (iii) Fidelity Management Trust Company, a bank that is wholly owned by FMR Corp., was the beneficial owner of 198,322 (including 198,332 Warrants) shares of common stock as a result of its serving as investment managers of institutional account(s); and (iv) FMR Corp. and Edward C. Johnson, III each has sole dispositive power of over 4,125,925 shares of common stock and sole voting power over 132,892 shares of common stock. The address for FMR is 82 Devonshire Street, Boston, MA 02109.

(3)
Information regarding David J. Greene and Company, LLC ("Greene") is based on information disclosed in the Schedule 13G/A filed on February 2, 2005 by Greene (the "Greene Schedule 13G"). The Greene Schedule 13G indicates that at December 31, 2004, Greene was the beneficial owner of 2,603,870 shares of common stock and had sole voting and dispositive power with respect to 50,000 shares of common stock and shared voting and dispositive power with respect to 1,534,195 shares of common stock. The address for Greene is 599 Lexington Avenue, New York, NY 10022.

(4)
Information regarding Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley") is based on the Schedule 13G filed on February 14, 2005 by Hotchkis and Wiley (the "Hotchkis and Wiley Schedule 13G"). The Hotchkis and Wiley Schedule 13G indicates that as of December 31, 2004, Hotchkis and Wiley had sole voting power as to 1,849,800 shares of common stock and sole dispositive power as to all shares shown. The address for Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017.

Possible Change in Control

        On March 23, 2005, Pathmark, Yucaipa and the Investors entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which the Investors agreed to invest $150 million in Pathmark. On June 9, 2005, pursuant to the terms of the Stock Purchase Agreement, the Investors purchased 20,000,000 newly-issued shares of Common Stock, Series A warrants to purchase 10,060,000 shares of Common Stock and Series B warrants to purchase 15,046,350 shares of Common Stock. The 20,000,000 shares represent approximately 40% of the outstanding shares of Common Stock. The Series A warrants (if exercised) would represent approximately a further 9.9% of the outstanding shares of Common Stock, have an exercise price of $8.50 per share and have a three-year term. The Series B warrants (if exercised) would represent approximately a further 10.0% of the outstanding shares of Common Stock, have an exercise price of $15.00 per share and have a ten-year term, but will not become exercisable until certain conditions are satisfied.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of the Company to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock, and to furnish the Company with all such filings. Based solely on a review of these filings, the Company believes all such filings were timely made.

Code of Ethics

        The Company has adopted a Code of Business Conduct that applies to its employees, officers and directors, including the principal executive officer, the principal financial officer and the principal accounting officer. Our Code of Business Conduct is available, free of charge, upon written request to the Corporate Secretary, Pathmark Stores, Inc., 200 Milik Street, Carteret, New Jersey 07008 (telephone: (732) 499-3000)

EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth the name, age as of October 21, 2005, principal occupation or employment at the present time and during the last five years, and the name of any corporation or other organization in which such occupation or employment is or was conducted, of our executive officers, all of whom are citizens of the United States and serve at the discretion of our Board of Directors. Our executive officers listed below were elected to office for an indefinite period of time. No family relationship exists between any executive officer and any other executive officer or director of the Company.

Name	Age	Positions and Office	Served Since
John T. Standley(1)	42	Chief Executive Officer since August 2005. Mr. Standley joined us in 2005.	2005
Frank G. Vitrano	50	President, Chief Financial Officer and Treasurer since October 2002; Executive Vice President, Chief Financial Officer and Treasurer prior thereto. Mr. Vitrano joined us in 1972.	1995
John T. Derderian	46	Executive Vice President, Business Strategy and Marketing since February 2004; Senior Vice President, Sales, Advertising and Market Research prior thereto. Mr. Derderian joined us in 1975.	2004
Robert J. Joyce	60	Executive Vice President, Human Resources. Mr. Joyce joined us in 1963.	1989
Mark C. Kramer	56	Executive Vice President, Store Operations since February 2004; Senior Vice President, Northern Division prior thereto. Mr. Kramer joined us in 1977.	2004
Herbert A. Whitney	55	Executive Vice President, Marketing and Logistics since November 2001; Senior Vice President, Non-Perishable Merchandising prior thereto. Mr. Whitney joined us in 1966.	2001
Joseph W. Adelhardt	59	Senior Vice President and Controller. Mr. Adelhardt joined us in 1976.	1987
Harvey M. Gutman	59	Senior Vice President, Retail Development. Mr. Gutman joined us in 1976.	1990
Marc A. Strassler	57	Senior Vice President, Secretary and General Counsel. Mr. Strassler joined us in 1974.	1987

(1)
Mr. Standley is also a member of the Board of Directors. A description of Mr. Standley's employment history is included in the Section entitled "Nominees for the Board of Directors" on page 5.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid by the Company during the last three fiscal years to the Company's Chief Executive Officer in Fiscal 2004 and to the four highest paid executive officers of the Company, other than the Company's Chief Executive Officer, in Fiscal 2004:

Summary Compensation Table

Long Term Compensation Awards
Annual Compensation
Securities Underlying Options/SARs (#)(3)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation(2)	Restricted Stock Awards($)		All Other Compensation ($)(4)
Eileen R. Scott† Chief Executive Officer	2004 2003 2002	587,500 550,000 372,115	— 99,000 —	— — —	— — —	— — 500,000	6,294 5,683 6,981
Frank G. Vitrano President and Chief Financial Officer	2004 2003 2002	518,750 500,000 357,692	— 75,000 —	— — —	— — —	— — 500,000	6,222 5,712 6,808
Robert J. Joyce Executive Vice President- Administration	2004 2003 2002	277,275 266,825 260,000	— 24,014 —	— — —	— — —	— — 80,000	6,181 5,876 6,100
Herbert A. Whitney Executive Vice President- Merchandising & Logistics	2004 2003 2002	265,060 245,430 231,000	— 22,088 —	— — —	— — —	— — 108,000	6,207 5,922 6,089
Harvey M. Gutman Senior Vice President- Retail Development	2004 2003 2002	246,000 233,141 228,011	— 15,737 —	— — —	— — —	— — 100,000	6,118 5,888 6,110

†
Ms. Scott was replaced as the Company's Chief Executive Officer by Mr. Standley in August 2005.

(1)
The amounts in this column represent payments made pursuant to the Company's Executive Incentive Plan ("EIP").

(2)
The aggregate amount of other annual compensation in 2004 for each named executive officer did not equal or exceed the threshold for reporting herein.

(3)
No Stock Appreciation Rights (SARs) have been granted and none are outstanding. These are options for shares of Common Stock issued pursuant to the Company's Amended and Restated 2000 Employee Equity Plan ("EEP").

(4)
Represents the Company's matching contributions under the Company's Savings Plan ("Savings Plan").

Fiscal Year Option Grants

        No stock options (or stock appreciation rights) were granted to any named executive officers during the fiscal year ended January 29, 2005.

Option Exercises and Year-End Option Values

        The table below shows the number of exercisable and unexercisable in-the-money options and their values at fiscal year-end (January 29, 2005). No Stock Appreciation Rights (SARs) have been granted. An option is in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at FY-end(#)		Value of Unexercised In-The-Money Options/SARs at FY-end($)(2)
Name	Shares Acquired On Exercise(#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
E. Scott†	—	—	575,000	275,000	0	0
F. Vitrano	—	—	575,000	275,000	0	0
R. Joyce	—	—	340,000	65,000	0	0
H. Whitney	—	—	176,000	84,000	0	0
H. Gutman	—	—	119,213	55,002	0	0

†
Ms. Scott was replaced as the Company's Chief Executive Officer by Mr. Standley in August 2005.

(1)
Represents the difference between the exercise price and the fair market value determined on the date of exercise.

(2)
Values were calculated by subtracting the exercise price of the option from the closing market price of a share of Common Stock at January 29, 2005 ($4.58), and multiplying the result by the respective number of shares relating to in-the-money options.

Pension Plans

        Pension benefits are provided to all nonunion employees (including executive officers) of the Company under the Pathmark Stores, Inc. Pension Plan, a qualified defined benefit pension plan (the "Qualified Plan"), and, with the exception of Mr. Standley, the Pathmark Stores, Inc. Excess Benefit Plan adopted in 1987 (the "Excess Benefit Plan"). The Qualified Plan is non-contributory and provides for normal retirement at age 65 while permitting earlier retirement in certain cases. The retirement benefit for individuals with 30 years of credited service is 40% of the individual's average compensation during his or her highest five compensation years in the last ten years before retirement, less one-half of the social security benefit received. The retirement benefit is reduced by 3.33% for every year of credited service less than 30. Covered compensation under the Qualified Plan includes all cash compensation subject to withholding, other than cash awards under the EEP, plus amounts deferred under the Savings Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986 (the "Code"), as amended, but excluding amounts in respect of the Company's matching contribution under the Savings Plan and as to individuals identified in the Summary Compensation Table, would be the amount set forth in that table under the headings "Salary" and "Bonus". The following table shows the estimated annual benefits an individual would be entitled to receive if normal retirement at age 65 occurred in January 2005 after the indicated number of years of covered employment and if the average of the participant's covered compensation for the five years out of the last ten years of such employment yielding the highest such average equaled the amounts indicated. The estimated annual benefits are based on the assumption that the individual will receive retirement benefits in the form of a single-life annuity (married participants may elect a joint survivorship option) and are before applicable deductions for social security benefits in effect as of January 2005. The estimated annual benefits are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the Code, which impose maximum benefits which may be paid under the Qualified Plan. Where the benefit exceeded the maximum, the Qualified Plan would pay such maximum and the balance would be paid directly by the Company pursuant to the Excess Benefit Plan. A participant's benefits under the Excess Benefit Plan are paid by the Company under the same circumstances, in the same form and on the same terms as the participant's retirement benefit under the Qualified Plan.

PENSION PLAN TABLE

	Years of Service
Final Average Pay	10	15	20	25	30 or More
300,000	40,000	60,000	80,000	100,000	120,000
350,000	46,667	70,000	93,333	116,667	140,000
400,000	53,333	80,000	106,667	133,333	160,000
450,000	60,000	90,000	120,000	150,000	180,000
500,000	66,667	100,000	133,333	166,667	200,000
550,000	73,333	110,000	146,667	183,333	220,000
600,000	80,000	120,000	160,000	200,000	240,000
650,000	86,667	130,000	173,333	216,667	260,000
700,000	93,333	140,000	186,667	233,333	280,000
750,000	100,000	150,000	200,000	250,000	300,000
800,000	106,667	160,000	213,334	266,668	320,000
850,000	113,333	170,000	226,666	283,333	340,000
900,000	120,000	180,000	240,000	300,000	360,000
950,000	126,667	190,000	253,334	316,668	380,000
1,000,000	133,334	200,000	266,668	333,335	400,000
1,100,000	146,666	220,000	293,332	366,665	440,000
1,200,000	160,000	240,000	320,000	400,000	480,000
1,300,000	173,334	260,000	346,668	433,335	520,000
1,400,000	186,666	280,000	373,332	466,665	560,000

Compensation Plans and Arrangements

        Supplemental Retirement Agreements.    The Company has entered into supplemental retirement agreements with Ms. Scott and Messrs. Vitrano, Joyce, Whitney and Gutman (the "SRAs"), which provide that said executive officers will be paid upon termination of employment after attainment of age 60 a supplemental pension benefit in such an amount as to assure him or her an annual amount of pension benefits payable under the SRA, the Pension Plans and certain other plans of the Company, including Savings Plan balances as of March 31, 1983 (A) with respect to Ms. Scott and Messrs. Vitrano, Joyce, Whitney and Gutman, equal to (i) 30% of his or her final average "Compensation" based on ten years of service with the Company and increasing 1% per year for each year of service thereafter, to a maximum of 40%, of his or her final average Compensation (as defined in the SRA) based on 20 years of service, or (ii) $250,000 with respect to Messrs. Joyce, Whitney and Vitrano and Ms. Scott (increasing to $480,000 with respect to Ms. Scott and $440,000 with respect to Mr. Vitrano on the earliest to occur of (i) January 1, 2007, (ii) death, (iii) disability, or (iv) a change in control (as defined in the EEP), in each case so long as the executive is employed by the Company); and $150,000 with respect to Mr. Gutman, in each case whichever is less. "Compensation" includes base salary and bonus payments, but excludes Company matching contributions under the Savings Plan. If the executive leaves the Company prior to completing 20 years of service (other than for disability), the supplemental benefit would be reduced proportionately. Should the executive die, the surviving spouse would be entitled to a benefit equal to two-thirds of the benefit to which the executive would have been entitled, provided the executive has attained at least ten years of service with the Company.

Employment Agreements

        As of October 16, 2002, Pathmark entered into employment agreements with each of Ms. Scott, as Chief Executive Officer, and Mr. Vitrano, as President and Chief Financial Officer. Pathmark has also entered into employment agreements with each of Messrs. Whitney, Joyce and Gutman. Ms. Scott's employment agreement was terminated, pursuant to a separation agreement, as described below. Each of the remaining employment agreements ("Employment Agreements") has a two-year term, which renews automatically each year for an additional one-year term unless proper notice is provided by either party to the other of such party's desire to terminate the agreement.

        Each Employment Agreement provides for an annual base salary that will be reviewed at the discretion of the Compensation Committee, but limits any reduction in base salary. Each of the Employment Agreements also provides that the executive shall be entitled to participate in the EIP and shall be provided the opportunity to participate in pension and welfare plans, programs and arrangements that are generally made available to executives of Pathmark, or as may be deemed appropriate by the Compensation Committee.

        The Employment Agreements contain agreements by the executives not to compete with Pathmark as long as they are receiving payments under the Employment Agreement.

        Under the Employment Agreements, in the event of the executive's "involuntary termination", the executive is entitled to receive his base salary and continued coverage under health and insurance plans for a period of two years from the date of such "involuntary termination". As used in the Employment Agreements, "involuntary termination" means termination of the executive's employment by Pathmark other than for "cause" or termination by the executive for "good reason". Termination of the executive's employment for "cause" is defined generally as termination because of a felony conviction, perpetration by the executive of a material dishonest act or fraud against Pathmark, the executive's material breach of the employment agreement or willful and repeated failure to perform material duties of employment. Termination by the executive for "good reason" is defined generally as resignation because of Pathmark's failure to pay a material amount of the executive's compensation or other material breach of the Employment Agreement and Pathmark's failure to extend the term of the employment agreement. In addition, termination for "good reason" is also defined as resignation because of a material, adverse reduction or diminution in the executive's title, duties, positions or responsibilities with Pathmark.

        On November 1, 2005, Pathmark entered into a separation agreement with Ms. Scott, terminating her employment agreement and setting forth the rights and obligations of the parties in connection with Ms. Scott's termination of employment with the Company. Under the separation agreement, in exchange for her general release of claims against the Company, Ms. Scott is entitled to receive aggregate severance payments of $1,267,000, title to the company car provided to her during her employment, payment of certain legal expenses, and, subject to her payment of the share of premiums paid by active employees, continuation of health and welfare benefits for a period of up to two years.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

(1)
This Report is not deemed filed with the SEC and shall not be determined to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, by any general incorporation language in any such filing, except to the extent that the Company specifically incorporates the Report by reference in any such filing.

Overview and Philosophy

        The Compensation Committee is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. The Compensation Committee determines on an annual basis the compensation to be paid to the executive officers of the Company, recommends to the Board of Directors the compensation to be paid to the Chief Executive Officer, and administers the EIP and the EEP. The Compensation Committee is comprised solely of members who are "outside directors" under Section 162(m) of the Internal Revenue Code.

        The objectives of the Company's executive compensation program are to:

  •
  Provide compensation that will attract and retain superior talent and reward individual performance.

  •
  Support the achievement of the Company's strategic business plan and short and long-term financial and operating goals, which, in turn, will maximize stockholder value.

  •
  Align the executive officers' interest with the interests of the Company by placing a portion of pay at risk, with payout dependent upon corporate performance.

        The executive compensation program is designed to provide an overall level of compensation opportunity that is above the median level of the market contingent on achieving superior levels of performance. Competitive pay levels are determined by reviewing compensation levels of food retail and supermarket industries, as well as with a broader group of retail companies of comparable size and complexity. The Compensation Committee uses survey data from several compensation consulting firms to determine these pay levels.

Executive Officer Compensation For Fiscal 2004

        The Company's executive officer compensation program for Fiscal 2004 was comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical and pension plans generally available to non-union full-time associates of the Company.

Base Salary

        Salary levels for executive officers are determined by:

  •
  evaluating each position's responsibilities and accountabilities, as compared to other positions within the Company, and

  •
  comparing to salaries at companies in the food retail and supermarket industries and at other comparable retail companies as previously described.

        Each year, a formal performance review is conducted and salary increases are granted to reward performance under the Company's "Pay for Performance" program. Increases to salary are influenced by (1) individual performance against goals, (2) an executive's position within his/her established salary range, and (3) budgetary guidelines.

        These salary increase guidelines are set each year, taking into account published salary planning information from compensation consultants, economic data available from the Bureau of Labor Statistics, surveys of selected food retail and supermarket chains with whom we routinely share compensation data, competitive position against the market, and expected Company financial performance.

Annual Incentive Compensation

        The EIP is the Company's annual incentive program for executive officers. The purpose of the plan is to provide a direct financial incentive in the form of an annual cash award to executives who achieve pre-established individual performance goals and/or the Company's financial goals. Goals for Company and business unit performance are set near the beginning of each fiscal year and, with respect to Fiscal 2004, were measured based on Earnings Before Interest, Taxes, Depreciation, Amortization and LIFO charges, same-store sales targets, and personal and team goals.

        Target incentive awards for executives in Fiscal 2004 ranged from 35% (for vice presidents) to 120% (for Ms. Scott) of base salary and were set at a competitive level as previously discussed and depend on the level of each position based on an evaluation of its responsibilities and accountabilities and its contribution to Company results. For Fiscal 2004, 80% of an eligible executive's maximum bonus opportunity was allocated to the Company's performance against predetermined financial goals, and 20% was allocated to the executive's personal and team goals, subject to reaching a predetermined minimum financial goal. Performance against the predetermined goals was measured after the end of the year and based on performance for Fiscal 2004 no bonuses were paid with respect to Fiscal 2004 to the Chief Executive Officer and the other executive officers, including the named executive officers.

Stock Option Program

        Long-term incentives are intended to closely align stockholder and executive interests through the achievement of the Company's strategic business plan. Prior to Fiscal 2004, long-term incentives were granted to executive officers in the form of stock options under the EEP. Under the EEP, the Committee may award stock options, stock appreciation rights, stock awards, restricted stock units, and performance units which have terms not to exceed ten years and are granted at no less than the fair market value of Pathmark common stock on the date of the award grant. No stock options or other awards under the EEP were granted during Fiscal 2004 for the Chief Executive Officer and the executive officers (including the other named executive officers).

Chief Executive Officer Compensation

        The fiscal compensation for Ms. Scott is set forth in her employment agreement, subject to review by the Board of Directors. The compensation elements under Ms. Scott's agreement include base salary and bonus. In October 2002, Ms. Scott became the Chief Executive Officer at a base salary of $550,000 per annum. During Fiscal 2003, the Compensation Committee did not increase her base salary. During Fiscal 2004, based on salary survey information and the fact her salary had not been adjusted over 18 months, the Committee increased Ms. Scott's base salary from $550,000 to $600,000 and set her target incentive award at 120% of base salary. As previously discussed, the Company did not pay an annual bonus to Ms. Scott with respect to Fiscal 2004.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code disallows a deduction for federal income tax purposes by public corporations for compensation paid in excess of $1,000,000 in any year to a "covered employee" except under certain circumstances, including the attainment of objective "performance-based" goals. "Covered employees" are defined as the CEO and the other four most highly compensated executive officers of a company. It is the Company's policy to qualify the compensation paid to its top executives, to the extent consistent with the Company's compensation policies, for deductibility under Section 162(m). Compensation may be approved that may not qualify for the compensation deduction, if in light of all applicable circumstances it would be in the best interests of the Company for such compensation to be paid.

THE COMPENSATION COMMITTEE
William J. Begley (Chairman)
James L. Moody, Jr.
Warren F. Bryant

PERFORMANCE GRAPH(2)

COMPARE CUMULATIVE TOTAL RETURN
AMONG PATHMARK STORES, INC.,
S&P 500 INDEX AND S&P GROUP INDEX

ASSUMES $100 INVESTED ON SEPT. 28, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING JAN. 28, 2005

	9/28/2000	2/02/2001	2/01/2002	1/31/2003	1/30/2004	1/28/2005
Pathmark	100.00	139.26	194.67	41.38	66.43	38.36
S&P 500 Index	100.00	114.58	97.77	67.74	73.64	68.61
S&P Food Retail Index	100.00	95.45	80.04	61.61	82.91	88.08

        The above graph compares the cumulative total stockholder return on Common Stock (based on its market price) since September 28, 2000 through January 28, 2005, with the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Retail (Food Chains) Index for the same period. The graph assumes: 1) $100 invested on September 28, 2000, and 2) that all dividends have been reinvested. Stock price performance shown on the graph is not necessarily indicative of future price performance and in no way reflects the Company's forecast of future financial performance.

(2)
This performance graph is not deemed filed with the SEC and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, by any general incorporation language in any such filing, except to the extent that the Company specifically incorporates the performance graph by reference in any such filing.

Equity Compensation Plans

        The following table summarizes information, as of January 29, 2005, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	5,496,797	$11.46	1,278,636
Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)
These plans are the Directors Plan and the EEP.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Board of Directors was responsible for selecting the Company's independent registered public accountants in prior fiscal years. As a result of recent legislation, the Audit Committee is now solely responsible for selecting the Company's independent registered public accountants.

        The Audit Committee has selected Deloitte as the Company's independent registered public accountants for fiscal year 2005. This selection is being submitted to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify this appointment, such appointment will be reconsidered by the Audit Committee.

        A representative of Deloitte will be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

Board Recommendation

        The Board of Directors unanimously recommends a vote FOR the approval of Deloitte as our independent registered public accountants for fiscal year 2005.

Audit Firm Fee Summary

        During Fiscal 2004, the Company retained its independent registered public accountants, Deloitte, to provide services in the following categories and amounts.

	Fiscal 2004	Fiscal 2003
Audit	$2,470,550	$909,000
Audit Related	87,000	56,250
Tax Fees	138,950	206,900
All Other Fees	12,300	41,500

	$2,708,800	$1,213,650

        Audit Fees.    This category includes the aggregate fees billed for professional services rendered for the audits of the Company's consolidated financial statements for Fiscal 2004 and Fiscal 2003, for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during Fiscal 2004 and Fiscal 2003, and for services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

        Audit-Related Fees.    This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent registered public accountants that are reasonably related to the performance of the audits or reviews of the financial statements, and are not reported above under "Audit Fees", and generally consist of fees for accounting consultation and audits of employee benefit plans.

        Tax Fees.    This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent registered public accountants for tax compliance, tax planning, tax advice and preparation of tax forms.

        All Other Fees.    This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent registered public accountants that are not reported above under "Audit Fees", "Audit-Related Fees", or "Tax Fees".

        The Audit Committee has considered the compatibility of the non-audit services performed by and fees paid to Deloitte in Fiscal 2004, and determined that such services and fees were compatible with the independence of registered public accountants.

Policy for Approval of Audit and Non-Audit Services

        The services performed by the independent registered public accountants in Fiscal 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee in 2003. This policy describes the permitted audit, audit-related, tax and other services that the independent registered public accountants may perform. The policy also requires that each year a description of the services expected to be performed by the independent registered public accountants during the following fiscal year in each of the specified categories be presented to the Audit Committee for pre-approval. Any pre-approval is detailed as to the particular service or category of services and generally is subject to a budget.

        Any requests for audit, audit-related, tax and other services not contemplated by those pre-approved services must be submitted to the Audit Committee for specific pre-approval. Normally, pre-approval is considered at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval. Any proposed services exceeding the pre-approval fee levels will require separate pre-approval by the Audit Committee.

AUDIT COMMITTEE REPORT(3)

         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's financial and operational matters involving accounting, internal and independent auditing, internal controls and financial reporting. The Audit Committee is composed of three directors, each of whom is independent as defined by the Nasdaq listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

(3)
This Report is not deemed filed with the SEC and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, by any general incorporation language in any such filing, except to the extent that the Company specifically incorporates the Report by reference in any such filing.

        Management is responsible for the Company's internal controls and financial reporting process. The independent registered public accountants are accountable to the Audit Committee and the Board of Directors and are responsible for performing an independent audit of the Company's consolidated financial statements, in accordance with standards of the Public Company Accounting Oversight Board (United States), and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee, in Fiscal 2004, reviewed the overall audit scope, plans and results of the audit engagement, and met with management and the independent accountants to review and discuss the audited consolidated financial statements for the year ended January 29, 2005. Prior to the filing of each requisite quarterly report with the SEC, the Audit Committee reviewed any significant issues arising out of the independent registered public accountants unaudited quarterly review. The Audit Committee also discussed with the Company's senior management and independent registered public accountants the process used for certification by the Company's Chief Executive Officer and Chief Financial Officer, which is required by the SEC and the Sarbanes-Oxley Act of 2002 for certain of the Company's filings. The Audit Committee also discussed and reviewed with the independent registered public accountants all communications required by generally accepted auditing standards, including the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and SEC Rule 2-07 of Regulation S-X. The Audit Committee also received written disclosures from the independent registered public accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent registered public accountants any relationships that may impact their objectivity and independence, and satisfied itself as to the independent registered public accountants' independence. On the basis of its review, the Audit Committee determined that the independent registered public accountants have the requisite independence. The Audit Committee also discussed with management, as well as the independent registered public accountant and internal auditors, the quality and adequacy of the Company's internal controls and elicited recommendations for increases in controls.

        Based upon the Audit Committee's discussions with management and the independent registered public accountants and the Audit Committee's review of the representations of management and the independent registered public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended January 29, 2005 for filing with the SEC.

THE AUDIT COMMITTEE
Eugene M. Freedman (Chairman)
Daniel H. Fitzgerald
Bruce Hartman

PROPOSAL 3:

APPROVAL OF THE AMENDED & RESTATED
PATHMARK STORES, INC. 2000 EMPLOYEE EQUITY PLAN

        At the Annual Meeting, stockholders are being asked to approve an amendment to and restatement of the Amended and Restated 2000 Employee Equity Plan (the "EEP"), as adopted by the Board of Directors on April 4, 2003, and approved by the stockholders on June 13, 2003. On September 30, 2005, the Board amended and restated the EEP (the "Amendment and Restatement"), subject to stockholder approval. The Amendment and Restatement proposes to increase the number of shares of Common Stock available for issuance under the EEP from 6,514,118 to 11,514,118 to ensure that we have a sufficient number of shares available for the awards we project to make this year and over the next few years. As of October 21, 2005, 819,328 shares were available for future grants under the EEP. We believe that the ability to make periodic awards under the plan is an essential part of our compensation program. In addition to providing our key personnel with an earnings and retention incentive, these awards align the interests of our key executives and employees with the interests of our shareholders. The proposed increase is necessary in order for us to make periodic awards during this year and the next few years that are consistent with our compensation philosophy. The fair market value of one share of Common Stock on October 21, 2005 was $9.37.

DESCRIPTION OF THE EEP

Purpose and Scope of the EEP

        The purposes of the EEP are to attract, retain and motivate key employees of the Company, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of Common Stock.

        The EEP is administered by the Compensation Committee. The Compensation Committee has broad authority to determine who should receive awards under the plan and to interpret the terms of the plan generally. Once the Compensation Committee makes a determination with regard to the EEP, that determination is final and binding on the Company and any person who has received an award under the EEP. Subject to adjustments that may be required due to changes in the Company's corporate structure, if the Amendment and Restatement is approved by the stockholders, up to 11,010,333 shares of Common Stock may be issued pursuant to awards under the EEP. If the Amendment and Restatement is not approved by the stockholders, the EEP (as in effect prior to the Amendment and Restatement) will remain in full force and effect. A copy of the proposed Amendment and Restatement is set forth in Annex A to this Proxy Statement. Copies of the EEP will be available at the Annual Meeting and may also be obtained by making written request of the Company's Secretary.

Persons Eligible for Awards Under the EEP

        The Compensation Committee may make awards under the EEP to any individual who is an: (i) officer or other key employee of the Company or other individual designated by the Company who provides substantial services to the Company; (ii) employee of joint ventures, partnerships or similar business organizations in which the Company has a direct or indirect equity interest; or (iii) individual who provides services to any similar joint ventures or business organizations in which the Company may participate in the future. Members of the Compensation Committee are expressly precluded from receiving any award under the EEP. Currently, awards of stock options under the EEP have been granted to over 600 employees throughout the Company, including to general store managers and assistant store managers, as well as officers.

Awards in General

        Awards under the Plan may consist of stock options, stock appreciation rights, stock awards, restricted stock units, performance units or other awards. The terms and provisions of an award are set forth in a written award agreement, the form and terms of which are approved by the Compensation Committee. The award agreement will generally set forth the vesting, exercisability, payment and other restrictions applicable to an award and such other terms as the Compensation Committee may determine are appropriate. The Compensation Committee may provide participants with the right to receive dividends or payments equivalent to dividends or interest with respect to outstanding awards.

        Stock Subject To The EEP.    As of October 21, 2005, under the EEP, 815,835 shares of Common Stock had been issued upon the exercise of options and restricted stock units and 4,878,955 shares of Common Stock were subject to outstanding options and restricted stock units, leaving 819,328 shares available for future grants under the EEP as of that date. Assuming approval of an increase of 5,000,000 shares to the EEP, 5,819,328 shares would be available for future grants.

        Stock Options.    An award of a stock option entitles the participant to purchase a specified number of shares of Common Stock during a specified period at a price equal to the fair market value of the Common Stock subject to the option on the date of grant. The Compensation Committee determines the vesting provisions applicable to each grant of options although no grant may become vested sooner than one year after the date of grant. The Compensation Committee also determines the term during which the option may be exercised as long as that period does not exceed ten years after the date of grant.

        Stock Appreciation Rights.    An award of a stock appreciation right entitles the participant to receive, upon satisfaction of the conditions to the payment specified in the applicable award agreement, an amount equal to the excess, if any, of the fair market value on the exercise date of the number of shares of Common Stock for which the stock appreciation right is exercised, over the exercise price for such stock appreciation right specified in the applicable award agreement. At the sole discretion of the Compensation Committee, payments to a participant upon exercise of a stock appreciation right may be made in cash, in shares of Common Stock having an aggregate fair market value as of the date of exercise equal to such amount, or in a combination of cash and shares having an aggregate value as of the date of exercise equal to such amount. A stock appreciation right may be granted alone or in addition to other awards, or in tandem with a stock option. Special terms may apply to such tandem grants.

        Stock Awards.    A stock award consists of one or more shares of Common Stock granted to a participant for no consideration other than the provision of services.

        Restricted Stock Units.    An award of restricted stock units consists of a grant of units, each of which represents the right of the participant to receive one share of Common Stock, subject to the terms and conditions established by the Compensation Committee. Upon satisfaction of the conditions to vesting and payment specified in the applicable award agreement, restricted stock units will be payable in Common Stock, equal to the fair market value of the shares subject to such restricted stock units.

        Performance Units.    Performance units may be granted as fixed or variable share- or dollar-denominated units subject to such conditions of vesting and time of payment as the Compensation Committee may determine. Performance units may be paid in Common Stock, cash or a combination of Common Stock and cash, as the Compensation Committee may determine.

        Other Awards.    In addition to the awards described above, the Compensation Committee has the authority to grant other equity-based awards provided that the terms of such awards are consistent with the purpose of the EEP and the interests of the Company.

Accelerated Vesting; Forfeiture; Termination of Employment

        Unless the Compensation Committee determines that alternative terms will apply, the terms described in this paragraph will be applicable to each participant in the EEP and each award made thereunder. In the event of a change in control of the Company, all unvested awards under the EEP will become vested immediately prior to the change in control. Certain change in control transactions involving Yucaipa will not result in accelerated vesting. Subject to certain exceptions, in the event that a participant's employment with the Company is terminated for any reason, the unvested portion of any outstanding award held by such participant shall lapse and become void and the vested portion of any such awards will remain exercisable for a period of sixty days after the date of such termination.

        Other Material Terms of the EEP.    Awards are generally not transferable by the participant until they convert to unrestricted and freely tradable shares of Common Stock or cash. All awards under the EEP are subject to equitable adjustment by the Compensation Committee in the event that the Company is restructured, reorganized or undergoes a similar corporate change such as recapitalization. The Board of Directors or the Compensation Committee may at any time alter, amend, suspend or terminate the Plan in whole or in part, except any such modification will be subject to the requirements of all applicable laws and stock exchange rules. Except with respect to adjustments made as a consequence of corporate restructuring and similar transactions, neither the Board of Directors nor the Committee may increase the number of shares subject to the EEP or reduce the exercise price of any stock option or stock appreciation right unless such action is approved by the stockholders of the Company.

Federal Income Tax Consequences

        The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to executive officers or to any individual participant who receives an award under the EEP.

        Incentive Stock Options.    There will not be any federal income tax consequences to either the participant or Pathmark as a result of the grant to an employee of an incentive stock option under the EEP. The exercise by a participant of an incentive stock option also will not result in any federal income tax consequences to Pathmark or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive stock option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments, as discussed below. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an option exercise price.

        When a participant disposes of shares acquired upon exercise of an incentive stock option, the federal income tax consequences will depend upon how long the participant held those shares. If the participant holds the shares until at least two years after the date of grant and at least one year after the date of exercise (the "holding period requirements"), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. We are not entitled to any compensation expense deduction under these circumstances.

        If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option, or (ii) the amount realized on the disposition of the shares exceeds the option price for the shares. We will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant, and our ability to take a corresponding deduction is generally contingent upon proper reporting. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

        Non-Statutory Stock Options.    Neither the participant nor Pathmark incurs any federal income tax consequences as a result of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an option exercise price.

        At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a nonstatutory stock option, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of exercise.

        In general, we will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory stock option for any amounts includable in the taxable income of the participant as ordinary income.

        Excise Tax on Parachute Payments.    The Internal Revenue Code of 1986, as amended (the "Code"), also imposes a 20% excise tax on the recipient for "excess parachute payments", as defined in the Code, and denies tax deductibility to us on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of the Company who are officers, stockholders or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company. For example, the value of acceleration of the exercisability of options upon a change in control of Pathmark may constitute parachute payments, and in certain cases, "excess parachute payments".

Section 162(m)

        The EEP provides that two types of awards intended to qualify for the exemption under Section 162(m) ("qualifying awards") may be granted by the Compensation Committee under the Plan. The first type is qualifying awards that are stock options or stock appreciation rights. No participant may be granted in any sixty-month period beginning on or after January 1, 2002 qualifying awards that are stock options or stock appreciation rights, which, in the aggregate, cover more than 3,000,000 shares of Common Stock. The second type is qualifying awards that are stock awards, restricted stock units, performance units or other equity-based awards, whose payment is conditioned on the achievement of a performance goal for a performance period established by the Compensation Committee in accordance with Section 162(m). The performance goals may include same-store sales, earnings before interest, taxes, depreciation and amortization, working capital, operating profit and return on equity, earnings per share and return on invested capital. The Compensation Committee shall have discretion to reduce the amount that would otherwise be payable under the award by reason of the achievement of a performance goal. No participant may be granted in any sixty-month period beginning on or after January 1, 2002 qualifying awards that are stock awards, restricted stock units, performance units or other equity-based awards, which, in the aggregate, cover more than 1,000,000 shares of Common Stock.

Awards Under the EEP and New Plan Benefits

        Under the EEP, as of October 21, 2005, the current executive officers of Pathmark and employees (excluding executive officers) of Pathmark have received awards covering 2,432,600 and 2,364,190 shares of Common Stock, respectively, and the named executive officers have received awards covering the following numbers of shares of Common Stock: Ms. Scott (former Chief Executive Officer), 898,000 shares; Mr. Vitrano (President and Chief Financial Officer), 880,000 shares; Mr. Joyce (Executive Vice President—Administration), 420,000 shares; Mr. Whitney (Executive Vice President—Merchandising & Logistics), 275,000 shares; and Mr. Gutman (Senior Vice President—Retail Development), 183,200 shares.

        Directors of Pathmark (other than Mr. Standley) are not eligible to receive options under the EEP. The exact number or amounts of future grants of options under the EEP are not determinable at this time.

Board Recommendation

        The Board unanimously recommends a vote FOR the approval of the Amendment and Restatement of the EEP. The Board believes it is in the best interest of the Company to increase the number of shares of Common Stock authorized for issuance under the EEP by 5,000,000 shares to 11,514,118 shares, in order to ensure that the Company can continue to grant stock options and other stock related awards to employees at levels determined by the Compensation Committee. The affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to vote at the meeting is necessary to approve the Amendment and Restatement.

PROPOSAL 4:

APPROVAL OF THE AMENDED & RESTATED
PATHMARK STORES, INC. 2000 NON-EMPLOYEE DIRECTORS EQUITY PLAN

        At the Annual Meeting, stockholders are being asked to approve an amendment to and restatement of the Amended and Restated Pathmark Stores, Inc. 2000 Non-Employee Directors Equity Plan (the "Directors Plan"), as adopted by the Board of Directors on April 4, 2003, and approved by the stockholders on June 13, 2003. On September 30, 2005, the Board amended and restated the Directors Plan, subject to stockholder approval at the Annual Meeting, to: (i) increase the number of shares of Common Stock reserved for issuance under the Directors Plan by 500,000 shares, from 280,000 shares to 780,000 shares; (ii) permit increases in the number of shares subject to stock options to supplement the fixed initial and annual grants under the Directors Plan; and (iii) permit grants of restricted stock units under the Directors Plan (the "Directors Plan Amendment and Restatement"). The fair market value of one share of Common Stock on October 21, 2005 was $9.37.

Reasons for the Directors Plan Amendment and Restatement

        The Board of Directors believes that the Directors Plan advances the interests of Pathmark and its stockholders by (i) increasing the proprietary interests of non-employee directors in Pathmark's long-term success and more closely aligning the interests of such directors with the interests of Pathmark's stockholders, and (ii) providing an additional means by which Pathmark can attract and retain experienced and knowledgeable people to serve as directors. The Directors Plan Amendment and Restatement will allow its continued operation on terms deemed advisable by the Board of Directors and will serve to further advance these important interests.

        Specifically, the increase in the number of shares of Common Stock reserved for issuance under the Directors Plan from 280,000 shares to 780,000 shares is necessary to attract new non-employee directors, as well as to allow additional, increased awards to retain current non-employee directors. As of October 21, 2005, Pathmark had granted options to purchase an aggregate of 138,750 shares of Common Stock under the Directors Plan, of which options to purchase 138,750 shares remained outstanding. If the Directors Plan Amendment and Restatement is approved by the stockholders at the Annual Meeting and each of the non-employee directors standing for election is elected, options to purchase an additional 85,000 shares will automatically be granted immediately following the Annual Meeting. Following these grants, 556,250 shares of common stock would remain available for future grants under the Directors Plan Amendment and Restatement.

Summary of the Directors Plan Amendment and Restatement

        The following summary of the principal features of the Directors Plan is qualified in its entirety by reference to the full text of the Directors Plan Amendment and Restatement, a copy of which may be obtained from us, free of charge, by sending a request to the address set forth at the beginning of this Proxy Statement, and which is set forth in Annex B to this Proxy Statement.

        Shares Available under the Directors Plan.    No more than 780,000 shares of Common Stock may be the subject of stock options and restricted stock units granted under the Directors Plan. The shares of Common Stock issuable under the Directors Plan may, at the election of the Compensation Committee, be either treasury shares or shares authorized but unissued. If there is any change in the corporate structure or shares of Common Stock of Pathmark, such as in connection with a merger, consolidation, recapitalization, liquidation, reclassification, stock split, stock dividend, or other extraordinary dividend (including a spin-off), the Directors Plan provides for an appropriate adjustment to the aggregate number and kind of securities subject to stock options and restricted stock units under the Directors Plan, and the number, kind and exercise price of securities subject to outstanding stock options and restricted stock units to prevent dilution or enlargement of rights of participants. If any stock option or restricted stock unit terminates, expires or is canceled without having been exercised or paid in full, then the unissued shares subject to the award will automatically again become available for issuance under the Directors Plan.

        Eligibility.    All directors of Pathmark who are not full-time employees of Pathmark or its subsidiaries and who satisfy the independence standard of the Nasdaq listing requirements are eligible to participate in the Directors Plan.

        Option Grants.    Each eligible non-employee Board member automatically receives a nonqualified option to purchase 15,000 shares of Common Stock on the date that he or she is initially elected or appointed to the Board. Annual grants of nonqualified options to purchase 5,000 shares of Common Stock will be made automatically to each eligible non-employee director immediately following each annual meeting of Pathmark's stockholders. The Board has discretion to increase the number of shares subject to such automatic grants. The exercise price per share of each option granted under the Directors Plan will be 100% of the fair market value of the underlying common stock on the date the option is granted. Payment for stock purchased upon the exercise of an option must be made in full in cash or previously owned shares, or a combination of both, at the time of exercise. An option granted under the Directors Plan will become exercisable with respect to one-third of the shares of Common Stock subject to such options on each of the first through third anniversaries of the date of grant, and will no longer be exercisable five years from the date of grant.

        If an eligible director's service as a director is terminated due to retirement, death or disability, all outstanding options then held by the director will remain exercisable for two years to the extent such options were exercisable as of such termination.

        If a director's service is terminated for any reason other than death, disability or retirement, all such outstanding options then held by the director will remain exercisable for a period of one year after termination of service as a director (but in no event after the expiration date of any such option) to the extent such options were exercisable as of such termination.

        Restricted Stock Unit Grants.    The Board of Directors has authority to grant restricted stock units to eligible Board members under the Directors Plan at the time or times of the automatic grants of stock options described above. Restricted stock units represent the right to receive a number of shares of Common Stock at the time or times, and subject to the vesting conditions, determined by the Board.

        Administration of the Directors Plan.    The Directors Plan is administered by the Board of Directors.

        Amendment of the Directors Plan.    The Board may amend the Directors Plan in such respects as is deemed advisable. No such amendment will be effective without the approval of Pathmark's stockholders if stockholder approval of the amendment is required pursuant to law or the rules of the Nasdaq Stock Market, or any other stock exchange applicable at such time. Furthermore, the Directors Plan may not be amended more than once every six months, unless permitted by Rule 16b-3 under the Exchange Act.

        Non-Transferability of Award.    No award granted under the Directors Plan may be transferred by a participant for any reason or by any means, except by will or by the laws of descent and distribution.

        Term of the Directors Plan.    The term of the Directors Plan will expire on the date of the annual meeting of Pathmark's stockholders held in 2010.

Federal Income Tax Consequences

        The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an award.

        The options granted under the Directors Plan do not qualify as incentive stock options. Generally, neither the non-employee director nor Pathmark incurs any federal income tax consequences as a result of the grant of an option or restricted stock unit. Upon exercise of an option or payment of a restricted stock unit, the non-employee director will recognize ordinary compensation income in an amount equal to the fair market value of the underlying shares on the date of exercise or payment, less, in the case of an option, the consideration paid for the shares.

        Pathmark will generally be entitled to a corresponding tax deduction at the time the non-employee director realizes ordinary income.

        At the time of a subsequent sale or disposition of any shares of common stock obtained under an award, any gain or loss will be a capital gain or loss. Such gain or loss will be a long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise or payment of the award and short-term capital gain or loss if the sale or disposition occurs one year or less after such date. Such a sale of shares by a non-employee director will have no tax consequences for Pathmark.

Awards Under The Directors Plan And New Plan Benefits

        As of October 21, 2005, directors of Pathmark who are not also executive officers, as a group, have received options under the Directors Plan to purchase 138,750 shares of Common Stock (30,000 shares each for Messrs. Begley, Fitzgerald and Freedman, 18,750 shares for Mr. Moody, and 15,000 shares each for Messrs. Bryant and Hartman). No other persons are eligible to receive awards under the Directors Plan.

        No additional benefits will accrue to any of the executive officers of Pathmark or any other employee of the Company as a result of approval of Directors Plan Amendment and Restatement.

        The exact number or amounts of any other future awards under the Directors Plan are not determinable at this time, as such grants are dependent upon the future election and/or continued service on the Board of eligible directors.

Board Recommendation

        The Board of Directors recommends that the stockholders vote FOR the approval of the Directors Plan Amendment and Restatement. The Board believes it is in the best interest of the Company to increase the number of shares of Common Stock authorized for issuance under the Directors Plan by 500,000 shares to 780,000 shares, in order to ensure that the Company can grant stock-based awards at current levels, or as determined by the Board of Directors from time to time, to attract and retain non-employee directors and to provide appropriate incentives for service on the Board of Directors. The affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to vote at the meeting is necessary to approve the Directors Plan Amendment and Restatement.

ANNUAL REPORT

        A copy of the 2004 Annual Report to Stockholders on Form 10-K, which includes the financial statements (but excludes Form 10-K exhibits) and the Company's Periodic Reports on Form 10-Q for the first two quarters of fiscal year 2005 are being mailed to each stockholder of record as of the Record Date, together with the proxy materials.

DEADLINE FOR STOCKHOLDER PROPOSALS

        To be considered for inclusion in next year's Proxy Statement, any proposal of an eligible stockholder must be in writing and received by the Secretary of the Company at its principal executive offices located at 200 Milik Street, Carteret, New Jersey 07008 a reasonable time before the Company begins to print and mail its proxy materials for next year's annual meeting.

        For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2006 annual meeting, under our by-laws, and as permitted by the rules of the SEC, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that nominations for director nominees, and/or an item of business to be introduced at an annual meeting of stockholders, must be submitted in writing to the Secretary of the Company at 200 Milik Street, Carteret, New Jersey 07008. A notice of intention to propose an item of business must set forth as to each proposal (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the proposing stockholder's name and address, (iii) the class and number of shares of Common Stock which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. A notice of intention to nominate a director must include certain information regarding the nominee and contain the nominee's consent to serve if elected. A notice of intention to introduce a nomination or proposed item of business at the Company's 2006 Annual Meeting must be received by the Company:

  •
  no earlier than 90 but no later than 60 days in advance of the one year anniversary of this year's Annual Meeting, if it the 2006 annual meeting is to be held within 30 days preceding the one year anniversary of this year's Annual Meeting (November 30, 2005); or

  •
  by the tenth day following the date of public disclosure of the date of the meeting in all other cases.

        It is currently expected that next year's annual meeting will be held in June 2006.

OTHER BUSINESS

        The Company knows of no other matters to be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote or act with respect to such matters in accordance with their best judgment. The affirmative vote of the holders of the majority of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote on the subject matter is required for approval of any such other matters that are properly brought before the Annual Meeting.

By Order of the Board of Directors,
November 2, 2005

Marc A. Strassler Senior Vice President Secretary and General Counsel

ANNEX A

PATHMARK STORES, INC. AMENDED AND RESTATED
2000 EMPLOYEE EQUITY PLAN

1.    Purposes

        The purposes of the Pathmark Stores, Inc. Amended and Restated 2000 Employee Equity Plan (the "Plan") are to attract, retain and motivate key employees of the Company, to compensate them for their contributions to the growth and profits of the Company and to encourage ownership by them of Common Stock.

2.    Definitions

        For purposes of the Plan, the following terms shall be defined as follows:

          "Administrator" means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).

          "Award" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Units or Other Awards.

          "Award Agreement" means a written document approved in accordance with Section 3 which sets forth the terms and conditions of the Award to the Participant. An Award Agreement may be in the form of (i) an agreement between the Company which is executed by an officer on behalf of the Company and is signed by the Participant or (ii) a certificate issued by the Company which is executed by an officer on behalf of the Company but does not require the signature of the Participant.

          "Board" means the Board of Directors of the Company.

          "Change in Control" shall mean any of the following:

            (i)    the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the Common Stock then outstanding, but shall not include any such acquisition by any employee benefit plan of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan; any Person (other than any of Fidelity Management & Research Company or Fidelity Management Trust Company or by any fund or account associated with either Fidelity Management & Research Company or Fidelity Management Trust Company) who as of September 19, 2000 was the beneficial owner of 15% or more of the shares of Common Stock outstanding on such date unless and until such Person, together with all Affiliates of such Person, becomes the beneficial owner of 35% or more of the shares of Common Stock then outstanding whereupon a Change in Control shall be deemed to have occurred;

            (ii)   consummation after approval by the shareholders of Pathmark of either (A) a plan of complete liquidation or dissolution of Pathmark or (B) a merger, amalgamation or consolidation of Pathmark with any other corporation, the issuance of voting securities of Pathmark in connection with a merger or consolidation of Pathmark or sale or other disposition of all or substantially all of the assets of Pathmark or the acquisition of assets of another corporation, other than, for purposes of Section 7(c)(i) hereof, a merger, amalgamation or consolidation with, or sale or other disposition of assets to or acquisition of assets of Yucaipa (each, a "Business Combination"), unless, in each case of a Business Combination, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of Pathmark's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Common Stock; or

            (iii)  the individuals who, as of September 19, 2000, constitute the Board, and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended (other than any subsequently elected members whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board), cease for any reason to constitute at least a majority of such Board.

          For purposes of the above definition of Change in Control only, the following defined terms shall apply:

            "Affiliate" means, with respect to any Person, any other entity which (i) is a Subsidiary of such Person, (ii) is, directly or indirectly, under common control with such Person, or (iii) is, directly or indirectly, controlling such Person.

            "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the shareholders of Pathmark in substantially the same proportions as their ownership of stock of Pathmark, or, for purposes of Section 7(c)(i) hereof, (v) Yucaipa.

            "Subsidiary" means with respect to any Person, any entity of which:

              (i)    if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Affiliates of such Person, and

              (ii)   if a partnership, association, limited liability company or other entity, a majority of the partnership, membership or other similar ownership interest thereof is at the time of determination owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Affiliates of such Person.

****

            "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations (including any proposed regulations) thereunder.

            "Committee" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. The Committee shall consist of at least two individuals and shall serve at the pleasure of the Board. To the extent acting under Section 14 hereof, the Committee shall be comprised solely of "outside directors" within the meaning of Section 162(m).

            "Common Stock" means the Common Stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 16 below.

            "Company" means, individually and collectively, Pathmark and its Subsidiaries, and any successor thereto.

            "Eligible Individuals" means the individuals described in Section 6 who are eligible for Awards under the Plan.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

            "Excluded Individual" means any individual who is designated by the Company at the time of hire or other engagement as not eligible to participate in the Plan.

            "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee, and according to the following, as applicable:

              (i)    If the Common Stock is quoted on the NASDAQ National Market, in the absence of any alternative valuation methodology approved by the Board, the Fair Market Value of a share of Common Stock shall equal the per share closing price quoted on the day immediately prior to the date of grant as reported in the transactions index of each such exchange, as published in The Wall Street Journal, or, if no closing price was quoted in any such index for such date, then as of the next preceding date on which such a closing price was quoted;

              (ii)   If the Common Stock is not quoted on the NASDAQ National Market, but is publicly traded on another national securities exchange or quoted on an automated system, the Fair Market Value of a share of Common Stock shall equal the per share closing price quoted on the day immediately prior to the date of grant as reported in the transactions index of each such exchange or automated system, as published in The Wall Street Journal, or, if no closing price was quoted in any such index for such date, then as of the next preceding date on which such a closing price was quoted; and

              (iii)  If the Common Stock is not publicly traded on a national securities exchange or quoted on the NASDAQ National Market or any other automated system, the Fair Market Value of a share of Common Stock shall be reasonably determined in good faith by the Board.

            "Incentive Stock Option" means a Stock Option that is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

            "Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

            "Other Award" means any other form of award authorized under Section 13 of the Plan.

            "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

            "Pathmark" means Pathmark Stores, Inc., a Delaware corporation.

            "Performance Unit" means a performance unit granted to an Eligible Individual pursuant to Section 12 hereof.

            "Restricted Stock Unit" means a restricted stock unit granted to an Eligible Individual pursuant to Section 11 hereof.

            "Qualifying Award" means an Award intended to qualify under the exception for performance-based compensation in Section 162(m) granted to an Eligible Individual pursuant to Section 14 hereof.

            "Section 162(m)" shall mean Section 162(m) of the Code.

            "Stock Appreciation Right" means a right to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

            "Stock Award" means a share of Common Stock granted to an Eligible Individual for no consideration other than the provision of services or offer for sale to an Eligible Employee at a purchase price determined by the Committee, in either case pursuant to Section 10 hereof.

            "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof, which Award may be either an Incentive Stock Option or a Nonqualified Stock Option.

            "Subsidiary" means (i) a corporation or other entity with respect to which Pathmark, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other corporation or other entity in which Pathmark, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

            "Yucaipa" shall mean The Yucaipa Companies, LLC and its affiliates.

3.    Administration of the Plan

        (a)   Power and Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof:

    (i)
    to select Participants from the Eligible Individuals;

    (ii)
    to make Awards in accordance with the Plan;

    (iii)
    to determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;

    (iv)
    to determine the terms and conditions of each Award, other than the terms and conditions that are expressly required under the terms of the Plan;

    (v)
    to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards;

    (vi)
    to construe and interpret any Award Agreement delivered under the Plan;

    (vii)
    to prescribe, amend and rescind rules and procedures relating to the Plan;

    (viii)
    to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

    (ix)
    subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

    (x)
    to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

    (xi)
    to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

        (b)   Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

        (c)   Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

        (d)   Delegation of Authority. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b), 14 and 17 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

        (e)   Liability of Committee. No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in Pathmark's Certificate of Incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

        (f)    Action by the Board. Anything in the Plan to the contrary notwithstanding, except with respect to matters which are required to be determined under Section 162(m) in the sole and absolute discretion of the Committee, any authority or responsibility, which, under the terms of the Plan, may be exercised by the Committee, may alternatively be exercised by the Board.

4.    Effective Date and Term

        The Plan shall become effective upon its adoption by the Board subject to its approval by the stockholders of Pathmark. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board (including any adjournment or adjournments thereof), the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect. In no event shall any Awards be made under the Plan after the tenth anniversary of the date of stockholder approval.

5.    Shares of Common Stock Subject to the Plan

        (a)   General. Subject to adjustment as provided in Section 16(b) hereof, the number of shares of Common Stock that may be issued pursuant to Awards under the Plan (the "Section 5 Limit") shall not exceed, in the aggregate, 11,514,118 shares. Shares issued under this Plan may be either authorized but unissued shares, treasury shares or any combination thereof.

        (b)   Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of shares of Common Stock that remain available for issuance, the following shares shall be added back to the Section 5 Limit and again be available for Awards:

    (i)
    The number of shares tendered to pay the exercise price of a Stock Option or other Award; and

    (ii)
    The number of shares withheld from any Award to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of a Stock Option or other Award.

In addition, the Section 5 Limit shall not be reduced by shares of Common Stock subject to an Award (other than an Incentive Stock Option) for which shareholder approval is not required by the rules or listing standards of the NASDAQ National Market or other applicable market or exchange on which the Common Stock is then listed.

6.    Eligible Individuals

        Awards may be granted by the Committee to individuals ("Eligible Individuals") who are: (i) officers or other key employees of the Company or other individuals designated by the Company who provide substantial services to the Company; (ii) employees of joint ventures, partnerships or similar business organizations in which the Company has a direct or indirect equity interest; and (iii) individuals who provide services to any similar joint ventures or business organizations in which the Company may participate in the future. Excluded Individuals are not eligible to receive Awards under the Plan. Members of the Committee will not be eligible to receive Awards under the Plan. An individual's status as an Administrator will not affect his or her eligibility to participate in the Plan.

7.    Awards in General

        (a)   Types of Award and Award Agreement. Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Units or Other Awards. Any Award described in Sections 8 through 13 of the Plan may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Awards may be made in combination with, in replacement of, or as alternatives to grants of rights under any other employee compensation plan of the Company, including the plan of any acquired entity, or may be granted in satisfaction of the Company's obligations under any such plan.

        (b)    Terms Set Forth in Award Agreement. The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option, Stock Appreciation Right or other Award first becomes exercisable. The terms of Awards may vary among Participants and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Agreements may vary.

        (c)    Termination of Employment and Change in Control. The terms of this Section 7(c) shall apply unless the Committee, in its sole discretion, determines that alternative terms shall be included in any Award Agreement in which case the terms in such Award Agreement shall govern the rights of the Participant.

  (i)
  In the event of a Change in Control, all unvested Awards under the Plan shall become vested immediately prior to the Change in Control.

  (ii)
  Except as provided in Sections 7(c)(iii), 7(c)(iv) and 7(c)(v) below, in the event that a Participant's employment or other engagement with the Company is terminated for any reason unless otherwise determined by the Committee in its sole discretion, the unvested portion of any outstanding Award held by such Participant shall lapse and become void and the vested portion of any such Awards will remain exercisable for a period of sixty days after the date of such termination.

  (iii)
  With respect to any Stock Option, if a Participant ceases to be employed or otherwise engaged by the Company by reason of death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, the unvested portion of any outstanding Stock Option held by such Participant shall lapse and become void and the vested portion of any such Stock Option will remain exercisable for a period of twelve months after the date of such termination.

  (iv)
  With respect to any Nonqualified Stock Option, if a Participant ceases to be employed by the Company by reason of his or her retirement on or after the Participant's 65th birthday, the unvested portion of any outstanding Nonqualified Option held by such Participant shall lapse and become void and the vested portion of any such Nonqualified Stock Option will remain exercisable for a period of twelve months after the date of such termination.

  (v)
  With respect to any Incentive Stock Option, in the event that a Participant's employment with the Company is terminated for any reason other than death or disability, the unvested portion of any outstanding Incentive Stock Option held by such Participant shall lapse and become void and the vested portion of any such Incentive Stock Option will remain exercisable for a period of ninety days after the date of such termination.

  (vi)
  The date of termination of a Participant's employment or other engagement for any reason shall be determined in the sole discretion of the Committee.

  (vii)
  With respect to any Stock Option or Stock Appreciation Right, in the sole discretion of the Committee, the Company may provide for any of the following in the event of a Change in Control:

  (A)
  The continuation of the Stock Option or Stock Appreciation Right by the Company (if the Company is the surviving corporation);

  (B)
  The assumption of the Stock Option or Stock Appreciation Right by the surviving corporation or its parent;

  (C)
  The substitution by the surviving corporation or its parent of stock option(s) or stock appreciation right(s) with substantially the same terms for the Stock Option or Stock Appreciation Right; or

  (D)
  The cancellation of the Stock Option or Stock Appreciation Right upon payment to the Participant of an amount in cash or cash equivalents equal to (1) the Fair Market Value at the time of the Change in Control of the shares of Common Stock subject to the Stock Option or Stock Appreciation Right, minus (2) the exercise price of the Stock Option or Stock Appreciation Right.

        (d)   Dividends and Dividend Equivalents. The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to outstanding Awards, which payments can either be paid currently or deemed to have been reinvested in shares of Common Stock, and can be made in Common Stock, cash or a combination thereof, as the Committee shall determine.

8.    Stock Options

        (a)    Terms of Stock Options Generally. A Stock Option shall entitle the Participant to whom the Stock Option was granted to purchase a specified number of shares of Common Stock during a specified period at a price that is determined in accordance with Section 8(b) below. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. The Committee will fix the vesting and exercisability conditions applicable to a Stock Option, provided that no Stock Option shall vest sooner than one year from the date of grant (subject to early vesting as provided in Section 7(c) above and such other additional circumstances as the Committee may determine, in its discretion).

        (b)    Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed); and provided further, that, except as provided in Section 16(b) below, the exercise price per share of Common Stock applicable to a Stock Option may not be adjusted or amended, including by means of amendment, cancellation or the replacement of such Stock Option with a subsequently awarded Stock Option.

        (c)    Option Term. The term of each Stock Option shall be fixed by the Committee and shall not exceed ten years from the date of grant.

        (d)    Method of Exercise. Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in cash or previously owned shares or a combination thereof and, if the applicable Award Agreement so provides, in whole or in part through the withholding of shares subject to the Stock Option with a value equal to the exercise price. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option.

9.    Stock Appreciation Rights

        (a)    General. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to the payment specified in the applicable Award Agreement, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Agreement. The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that, except as provided in Section 9(b) below, the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed); and provided further, that, except as provided in Section 16(b) below, the exercise price per share of Common Stock subject to a Stock Appreciation Right may not be adjusted or amended, including by means of amendment, cancellation or the replacement of such Stock Appreciation Right with a subsequently awarded Stock Appreciation Right. Notwithstanding the foregoing, the exercise price per share of a Stock Appreciation Right that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided, that such exercise price is not less than the minimum exercise price that would be permitted for an equivalent Stock Option as determined in accordance with Section 8(b) above. At the sole discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash, in shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to such amount, or in a combination of cash and shares having an aggregate value as of the date of exercise equal to such amount.

        (b)    Stock Appreciation Rights in Tandem with Stock Options. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option. A Stock Appreciation Right granted in tandem with a Stock Option may be granted either at the same time as such Stock Option or subsequent thereto. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option (which, in the case of a Stock Appreciation Right granted after the grant of the related Stock Option, may be less than the Fair Market Value per share on the date of grant of the tandem Stock Appreciation Right). Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Stock Option exercise.

10.    Stock Awards

        (a)    General. A Stock Award shall consist of one or more shares of Common Stock granted to a Participant for no consideration other than the provision of services (or, if required by applicable law in the reasonable judgment of the Company, for payment of the par value of such shares). Stock Awards shall be subject to such restrictions (if any) on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the applicable Award Agreement.

        (b)    Distributions. Any shares of Common Stock or other securities of the Company received by a Participant to whom a Stock Award has been granted as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Stock Award.

11.    Restricted Stock Units

        An Award of Restricted Stock Units shall consist of a grant of units, each of which represents the right of the Participant to receive one share of Common Stock, subject to the terms and conditions established by the Committee in connection with the Award and set forth in the applicable Award Agreement. Upon satisfaction of the conditions to vesting and payment specified in the applicable Award Agreement, Restricted Stock Units will be payable in Common Stock, equal to the Fair Market Value of the shares subject to such Restricted Stock Units.

12.    Performance Units

        Performance units may be granted as fixed or variable share- or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as shall be set forth in the applicable Award Agreement relating to such Performance Units. Performance Units may be paid in Common Stock, cash or a combination of Common Stock and cash, as the Committee may determine.

13.    Other Awards

        The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

14.   Section 162(m)

        (a)    General. The Committee shall have the authority, in its sole discretion, to grant to any Eligible Individual an Award that is intended to qualify under the exception for performance-based compensation in Section 162(m) (a "Qualifying Award"). No provision of the Plan shall apply with respect to a Qualifying Award to the extent that it would not satisfy the requirements of Section 162(m).

        (b)    Stock Options and Stock Appreciation Rights. The Committee shall not grant to any Eligible Individual in any sixty-month period beginning on or after January 1, 2002 Qualifying Awards that are Stock Options or Stock Appreciation Rights, subject to which the aggregate number of shares of Common Stock exceeds 3,000,000.

        (c)    Minimum Vesting. Restricted Stock Units, Stock Awards, Performance Units and Other Awards that are granted in respect to individual or corporate performance shall vest no sooner than one year from the date of grant, and Restricted Stock Units, Stock Awards, Performance Units and Other Awards that are granted in connection with hiring or retention arrangements between the Company and a Participant shall vest no sooner than three years from the date of grant (subject to early vesting as provided in Section 7(c) above and such other additional circumstances as the Committee may determine, in its discretion).

        (d)    Stock Awards, Restricted Stock Units, Performance Units and Other Awards. The Committee shall not grant to any Eligible Individual in any sixty-month period beginning on or after January 1, 2002 Qualifying Awards that are Stock Awards, Restricted Stock Units, Performance Units or Other Awards, subject to which the aggregate number of shares of Common Stock exceeds 1,000,000. For each such Qualifying Award, the Committee shall establish in accordance with the requirements of Section 162(m) a performance period and an objectively determinable performance target which shall include one or more of the following components of overall Company performance: (i) same store sales, (ii) earnings before interest, taxes, depreciation and amortization, (iii) working capital, (iv) operating profit, (v) return on equity, (vi) return on invested capital, and (vii) earnings per share, in each case as determined in accordance with the Company's accounting practices in effect on the first day of such fiscal year (the "Performance Goal"). The amount payable under or the vesting of the Qualifying Award shall be determined based on achievement of the Performance Goal; provided, however, that the Committee, in its discretion, may reduce the amount payable to any Participant under or the vesting of any Qualifying Award. Except as otherwise provided in Section 7(c)(i), prior to payment or vesting of the Qualifying Award, the Committee shall certify the achievement of the Performance Goal in a manner intended to satisfy the requirements of Section 162(m).

15.    Certain Restrictions

        (a)    Transfers. Unless the Committee determines otherwise, no Award shall be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "Permitted Transferees"). Any Award transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. The Committee may in its discretion permit transfers of Awards other than those contemplated by this Section.

        (b)    Exercise. During the lifetime of the Participant, a Stock Option, Stock Appreciation Right or similar-type Other Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Stock Option, Stock Appreciation Right or Other Award has been transferred in accordance with Section 15(a).

16.    Recapitalization or Reorganization

        (a)    Authority of the Company and Stockholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b)    Change in Capitalization. The number and kind of shares authorized for issuance under Section 5(a) above, shall be equitably adjusted in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award shall be equitably adjusted (including by payment of cash to a Participant) in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

17.    Amendments

        The Board or Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which under the requirements of any applicable law or stock exchange rule must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and provided further, that, except as contemplated by Section 16(b) above, the Board or Committee may not, without the approval of the Company's stockholders, increase the maximum number of shares issuable under the plan, reduce the exercise price of a Stock Option or

Stock Appreciation Right, or modify Section 8(b) or Section 14(a) above. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award. Notwithstanding any provision herein to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Award under the Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

18.    Miscellaneous

        (a)    Tax Withholding. The Company may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with any Award any Federal, state or local taxes required to be withheld with respect to such payments. In the case of an Award payable in shares of Common Stock, the Company may permit such individual to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual, pursuant to such rules as the Committee may establish from time to time.

        (b)    No Right to Grants or Employment. No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company any right to continued employment with the Company or interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause.

        (c)    Other Compensation. Nothing in this Plan shall preclude or limit the ability of the Company to pay any compensation to a Participant under the Company's other compensation and benefit plans and programs.

        (d)    Other Employee Benefit Plans. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

        (e)    Unfunded Plan. The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment or settlement of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

        (f)    Securities Law Restrictions. The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

        (g)    Compliance with Rule 16b-3. Notwithstanding anything contained in the Plan or in any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

        (h)    Section 409A. If any provision of the Plan or any Award Agreement causes any Participant to be subject to the interest and penalties under Section 409A of the Code, such provision shall be modified to maintain, to the maximum extent practicable, the original intent of the provision without violating the requirements of Section 409A of the Code and, notwithstanding any provision in the Plan or any Award Agreement to the contrary, the Committee shall have broad authority to amend the Plan and any Award Agreement, without the approval of the Participant, to the extent necessary or desirable to ensure that the Participant is not subject to the interest and penalties under Section 409A of the Code.

        (i)    Award Agreement. In the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

        (j)    Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

        (k)   Application of Funds. The proceeds received from the Company from the sale of Common Stock or other securities pursuant to Awards will be used for general corporate purposes.

        (l)    Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

ANNEX B

PATHMARK STORES, INC. AMENDED AND RESTATED
2000 NON-EMPLOYEE DIRECTORS EQUITY PLAN

1.     Purpose

        The purpose of the Pathmark Stores, Inc. Amended and Restated 2000 Non-Employee Directors Equity Plan (the "Plan") is to promote the long-term growth and financial success of the Company by attracting, motivating and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

2.     Definitions

        For purposes of the Plan, the following terms shall be defined as follows:

          "Annual Meeting" means the annual meeting of the Company's stockholders.

          "Board" means the Board of Directors of the Company.

          "Change in Control" shall mean any of the following:

              (i)  the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the Common Stock then outstanding, but shall not include any such acquisition by any employee benefit plan of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan; any Person (other than any of Fidelity Management & Research Company or Fidelity Management Trust Company or by any fund or account associated with either Fidelity Management & Research Company or Fidelity Management Trust Company) who as of September 19, 2000 was the beneficial owner of 15% or more of the shares of Common Stock outstanding on such date unless and until such Person, together with all Affiliates of such Person, becomes the beneficial owner of 35% or more of the shares of Common Stock then outstanding whereupon a Change in Control shall be deemed to have occurred;

             (ii)  consummation after approval by the shareholders of Pathmark of either (A) a plan of complete liquidation or dissolution of Pathmark or (B) a merger, amalgamation or consolidation of Pathmark with any other corporation, the issuance of voting securities of Pathmark in connection with a merger or consolidation of Pathmark or sale or other disposition of all or substantially all of the assets of Pathmark or the acquisition of assets of another corporation, other than, for purposes of Section 7(b)(i) hereof, a merger, amalgamation or consolidation with, or sale or other disposition of assets to or acquisition of assets of Yucaipa (each, a "Business Combination"), unless, in each case of a Business Combination, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of Pathmark's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Common Stock; or

            (iii)  the individuals who, as of September 19, 2000, constitute the Board, and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended (other than any subsequently elected members whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board), cease for any reason to constitute at least a majority of such Board.

          For purposes of the above definition of Change in Control only, the following defined terms shall apply:

            "Affiliate" means, with respect to any Person, any other entity which (i) is a Subsidiary of such Person, (ii) is, directly or indirectly, under common control with such Person, or (iii) is, directly or indirectly, controlling such Person.

            "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the shareholders of Pathmark in substantially the same proportions as their ownership of stock of Pathmark, or, for purposes of Section 7(b)(i) hereof, (v) Yucaipa.

            "Subsidiary" means with respect to any Person, any entity of which: if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Affiliates of such Person, and if a partnership, association, limited liability company or other entity, a majority of the partnership, membership or other similar ownership interest thereof is at the time of determination owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Affiliates of such Person.

********

          "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations (including any proposed regulations) thereunder.

          "Common Stock" means the Common Stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 12 below.

          "Company" or "Pathmark" means Pathmark Stores, Inc., a Delaware corporation, or any successor thereto, and its Subsidiaries.

          "Date of Grant" means, with respect to any Director Option or Director Unit, the date on which such Director Option or Director Unit is granted to a Non-Employee Director.

          "Director Option" means a right to purchase shares of Common Stock granted to a Non-Employee Director pursuant to Section 6 hereof.

          "Director Unit" means a restricted stock unit granted to a Non-Employee Director pursuant to Section 8 hereof.

          "Effective Date" means the effective date of the Plan provided for in Section 10 below.

          "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Board, and according to the following, as applicable:

              (i)  If the Common Stock is quoted on the NASDAQ National Market, in the absence of any alternative valuation methodology approved by the Board, the Fair Market Value of a share of Common Stock shall equal the per share closing price quoted on the day immediately prior to the date of grant as reported in the transactions index of each such exchange, as published in The Wall Street Journal, or, if no closing price was quoted in any such index for such date, then as of the next preceding date on which such a closing price was quoted;

             (ii)  If the Common Stock is not quoted on the NASDAQ National Market, but is publicly traded on another national securities exchange or quoted on an automated system, the Fair Market Value of a share of Common Stock shall equal the per share closing price quoted on the day immediately prior to the date of grant as reported in the transactions index of each such exchange or automated system, as published in The Wall Street Journal, or, if no closing price was quoted in any such index for such date, then as of the next preceding date on which such a closing price was quoted; and

            (iii)  If the Common Stock is not publicly traded on a national securities exchange or quoted on the NASDAQ National Market or any other automated system, the Fair Market Value of a share of Common Stock shall be reasonably determined in good faith by the Board.

          "Non-Employee Director" means a member of the Board who is not an employee of the Company or any of its Subsidiaries and who is an "Independent Director" as such term (or any replacement term) is used under the rules and listing standards of the NASDAQ National Market or any other applicable market or exchange on which the Common Stock is then listed.

          "Permanent Disability" means a physical or mental impairment rendering a Non-Employee Director substantially unable to function as a member of the Board for any period of six consecutive months. Any dispute as to whether a Non-Employee Director is Permanently Disabled shall be resolved by a physician mutually acceptable to the Non-Employee Director and the Company, whose decision shall be final and binding upon the Non-Employee Director and the Company.

          "Person" means any individual, firm, corporation, partnership or other entity.

          "Subsidiary" means (i) a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Board designates as a Subsidiary for purposes of the Plan.

3.     Administration

        (a)   Administration by the Board. The Plan shall be administered by the Board, which may adopt rules and regulations it considers necessary or appropriate to carry out the Plan's purposes. The Board's interpretation and construction of any Plan provision shall be final and conclusive. The Board may, but need not, from time to time delegate some or all of its authority under the Plan to a committee consisting of one or more members of the Board, any such delegation to be subject to the restrictions and limits that the Board specifies at the time of such delegation or thereafter. References in the Plan to the "Board" shall, to the extent consistent with the terms and limitations of any such delegation, be deemed to include a reference to any such committee to which the Board's authority hereunder has been delegated.

        (b)   Award Certificate. The terms and conditions of each grant of Director Options and Director Units under the Plan shall be embodied in an award agreement or award certificate which shall incorporate the Plan by reference, shall indicate the date on which the Director Options or Director Units were granted and the number of Director Options or Director Units granted on such date.

4.     Shares Available

        Subject to adjustment as provided in Section 12 hereof, the number of shares of Common Stock that may be issued pursuant to awards under the Plan (the "Section 4 Limit") shall not exceed, in the aggregate, 780,000 shares. Shares issued under this Plan may be either authorized but unissued shares, treasury shares or any combination thereof. For purposes of determining the number of shares of Common Stock that remain available for issuance, there shall be added back to the Section 4 Limit and again be available under the Plan any shares of Common Stock tendered to pay the exercise price of a Director Option. Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan.

5.     Eligibility

        Director Options and Director Units shall be granted only to Non-Employee Directors.

6.     Grants of Director Options

        (a)   General. A Director Option shall entitle a Non-Employee Director to purchase a specified number of shares of Common Stock during a specified period at an exercise price per share of Common Stock determined as provided below. Unless otherwise provided by the Board, all Director Options provided for herein shall have the general terms and conditions set forth in Section 7 below.

        (b)   Initial Grants. On the date of the first regularly scheduled meeting of the Board after the Effective Date each Non-Employee Director shall receive Director Options to purchase 3,000 shares of Common Stock. In addition, on the date of the first Annual Meeting after the Effective Date (the "First Annual Meeting") each Non-Employee Director shall receive Director Options to purchase 12,000 shares of Common Stock. The exercise price per share of Common Stock of each Director Option provided for in this Section 6(b) shall be the Fair Market Value of one share of Common Stock on the Date of Grant.

        (c)   Annual Grants of Director Options. On the date of each Annual Meeting occurring after the First Annual Meeting, each Non-Employee Director shall automatically receive Director Options to purchase 5,000 shares of Common Stock or such other number of shares of Common Stock as may be determined by the Board from time to time; provided that the Non-Employee Director shall continue to serve as a director of the Company after such meeting of the Board; and provided, further, that with respect to a Non-Employee Director who, as of any Annual Meeting, has served on the Board for less than one year, such Non-Employee Director shall receive a pro rated number of Director Options. The exercise price per share of Common Stock of each Director Option provided for in this Section 6(c) shall be the Fair Market Value of one share of Common Stock on the date of the Date of Grant.

        (d)   Grants of Director Options to New Directors. On the date that a Non-Employee Director is initially elected or appointed to the Board, such Non-Employee Director shall receive Director Options to purchase 15,000 shares of Common Stock or such other number of shares of Common Stock as may be determined by the Board from time to time. The exercise price per share of Common Stock of each Director Option provided for in this Section 6(d) shall be the Fair Market Value of one share of Common Stock on the Date of Grant.

7.     General Terms and Conditions of Directors Options

        (a)   Option Term. Each Director Option shall expire on the date of the Annual Meeting held in the fifth calendar year following the date of grant, subject to earlier expiration as provided herein.

        (b)   Vesting; Accelerated Vesting; Effect of Termination of Service.

            (i)  Vesting Generally. Each Director Option shall vest and become exercisable with respect to one-third of the shares of Common Stock subject to such Option (A) if the Date of Grant occurs on the date of an Annual Meeting, on the earlier of the anniversary of the Date of Grant and the date of the Annual Meeting that occur in each of the three calendar years following the Date of Grant, or (B) if the Date of Grant does not occur on the date of an Annual Meeting, on each of the first through third anniversaries of the Date of Grant; provided, in each case, that the Non-Employee Director continues to serve as a member of the Board on the applicable date. Notwithstanding the preceding sentence, all Director Options shall be considered fully vested and exercisable upon the earlier to occur of (X) termination of the Non-Employee Director's service on the Board by reason of death or Permanent Disability or (Y) a Change in Control.

           (ii)  Exercise Following Termination of Service. Following termination of a Non-Employee Director's service on the Board, the former Non-Employee Director (or the former Non-Employee Directors' estate, personal representative or beneficiary, as the case may be) shall have the right, subject to the other terms and conditions hereof, to exercise all Director Options that had vested as of or in connection with the termination of service:

            (A)  at any time within two years after the date of termination of service, if such termination was by reason of death, Permanent Disability or retirement from the Board in accordance with the retirement policy then in effect for Board members, or

            (B)  in all other cases, at any time within one year after the date of termination of service;

    subject, in all cases, to earlier expiration of the Director Option pursuant to Section 7(a) above.

        (c)   Notice of Exercise. Subject to the other terms and conditions of the Plan, a Non-Employee Director may exercise all or any portion of a vested Director Option by giving notice of exercise to the Company or its designated agent, provided, however, that no fewer than 10 shares of Common Stock may be purchased upon any exercise of a Director Option unless the number of shares purchased at such time is the total number of shares in respect of which the Director Option is then exercisable, and provided, further, that in no event shall the Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (i) the date on which the Company or its agent receives such notice or (ii) the date on which the conditions provided in Sections 7(d) and 7(e) below are satisfied.

        (d)   Payment. The exercise price of a Director Option may be paid in cash or previously owned shares or a combination thereof or by any other method approved by the Board.

        (e)   Limitation on Exercise. A Director Option shall not be exercisable unless the Common Stock subject thereto has been registered under the Securities Act of 1933, as amended (the "1933 Act"), and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the 1933 Act and from qualification under such state "blue sky" laws is available.

        (f)    Issuance of Shares. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price for the number of shares with respect to which a Director Option is exercised, the Company shall deliver to the exercising Non-Employee Director, at the principal office of the Company or at such other location as may be acceptable to the Company and the Non-Employee Director, one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Non-Employee Director. Notwithstanding the foregoing, the Board in its discretion may, subject to rules and procedures as it may adopt from time to time, provide Non-Employee Directors with the opportunity to defer receipt of shares of Common Stock issuable upon exercise of Director Options.

        (g)   Change in Control. In the discretion of the Board, the Company may provide for any of the following in the event of a Change in Control:

            (i)  The continuation of Director Options by the Company (if the Company is the surviving corporation);

           (ii)  The assumption of Director Options by the surviving corporation or its parent;

          (iii)  The substitution by the surviving corporation or its parent of stock option(s) for Director Options with substantially the same terms; or

          (iv)  The cancellation of Director Options upon payment to the Non-Employee Directors of an amount in cash or cash equivalents equal to (1) the Fair Market Value at the time of the Change in Control of the shares of Common Stock subject to the Director Options, minus (2) the exercise price of the Director Options.

8.     Director Units

        (a)   General. Director Units shall entitle a Non-Employee Director to receive a specified number of shares of Common Stock at a specified time or times or as otherwise provided by the Board, subject to the satisfaction of the conditions to vesting and payment established by the Board and set forth in the applicable award agreement or certificate.

        (b)   Grants. As determined by the Board from time to time, on the date of the first Annual Meeting at or following which the Non-Employee Directors are initially elected or appointed to the Board and/or the date of each Annual Meeting occurring thereafter following which the Non-Employee Director shall continue to serve as a director of the Company, Non-Employee Directors may receive Director Units covering the number of shares of Common Stock determined by the Board.

        (c)   Issuance of Shares. As soon as practicable following the satisfaction of the conditions to vesting and payment of Director Units specified in the applicable award agreement or certificate, the Company shall deliver to the Non-Employee Director one or more stock certificates for the appropriate number of shares of Common Stock. Such shares shall be fully paid and nonassessable and shall be issued in the name of the Non-Employee Director. The Board in its discretion may, subject to such rules and procedures as it may adopt from time to time, provide Non-Employee Directors with the opportunity to defer receipt of shares of Common Stock issuable upon settlement of Director Units.

9.     Transferability

        Director Options and Director Units may not be transferred, pledged, assigned or otherwise disposed of except by will or the laws of descent and distribution or pursuant to a domestic relations order, provided, however, that Director Options may be transferred to a member or members of a Non-Employee Director's immediate family (as defined below) or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such immediate family members (collectively as "Permitted Transferees"), subject to such rules and procedures as may from time to time be adopted or imposed by the Board. If a Director Option is transferred to a Permitted Transferee, it shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Non-Employee Director. A Non-Employee

Director shall notify the Company in writing prior to any proposed transfer of a Director Option to a Permitted Transferee and shall furnish the Company, upon request, with information concerning such Permitted Transferee's financial condition and investment experience. For purposes of the Plan, a Non-Employee Director's "immediate family" means any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law and shall include adoptive relationships; provided, however, that if the Company adopts a different definition of "immediate family" (or similar term) in connection with the transferability of employee stock options awarded to employees of the Company, such definition shall apply, without further action of the Board, to the Plan.

10.   Term

        The Effective Date shall be the date of the approval of the Plan of Reorganization of the Company and its parent companies, assuming the Plan is approved by the stockholders of the Company prior to such date. Unless earlier terminated in accordance with Section 10 below, the Plan shall expire on the date of the Annual Meeting held in 2010. Grants of Director Options and Director Units made in connection with the Annual Meeting held in 2010 shall be the last grants made under the Plan. Expiration of the Plan in connection with the Annual Meeting held in 2010 shall not affect awards of Director Options and Director Units made prior to such Annual Meeting, which awards shall remain outstanding subject to the terms hereof.

11.   Amendments

        The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole of in part, including without limitation to amend the provisions for determining the amount of or Directors Options to be issued to a Non-Employee Director, provided, however, that:

            (i)  any amendment which under the requirements of applicable law or stock exchange rule must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and

           (ii)  except as provided in Section 12 below, the Board may not, without the approval of the Company's stockholders, increase the number of shares available for issuance under the Plan pursuant to Section 4 above or reduce the exercise price of a Director Option.

Subject to Section 17 below, no termination or amendment of the Plan that would adversely affect a Non-Employee Director's rights under the Plan with respect to any award of Director Options or Director Units made prior to such action shall be effective as to such Non-Employee Director unless he or she consents thereto.

12.   Adjustment of and Changes in Shares

        In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, distribution of property, special cash dividend or other change in corporate structure affecting the shares, the Board, in its discretion, may make (i) such proportionate adjustments as it considers appropriate in the number and kind of shares authorized for issuance hereunder in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder and/or (ii) such other adjustments as it deems appropriate. The Board's determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Non-Employee Directors who receive grants under the Plan.

13.   No Right to Re-election

        Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company's stockholders, nor confer upon any Non-Employee

Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

14.   Governing Law

        The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

15.   No Restriction on Right of Company to Effect Corporate Changes

        The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

16.   Unfunded Plan

        The Plan is unfunded. Prior to the payment or settlement of Director Options or Director Units, nothing contained herein shall give any non-Employee Director any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock with respect to awards hereunder.

17.   Section 409A

        If any provision of the Plan or any agreement entered into under the Plan causes any person to be subject to the interest and penalties under Section 409A of the Code, such provision shall be modified to maintain, to the maximum extent practicable, the original intent of the provision without violating the requirements of Section 409A of the Code and, notwithstanding any provision in the Plan or any such agreement to the contrary, the Board shall have broad authority to amend the Plan and any such agreement to the extent necessary or desirable to ensure that such person is not subject to the interest and penalties under Section 409A of the Code.

The shares represented by this proxy will be voted as directed by the shareholder. If no direction is made, this proxy will be voted for proposals 1, 2, 3 and 4.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
					FOR	AGAINST	ABSTAIN
1.	Election of Directors		2.	Approval of the Amendment to the Amended and Restated 2000 Employee Equity Plan.	☐	☐	☐
	FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN
	☐	☐	3.	Approval of the Amendment to the 2000 Amended and Restated Non-Employee Directors Equity Plan	☐	☐	☐
					FOR	AGAINST	ABSTAIN
Messrs. 01 Michael R. Duckworth, 02 Daniel H. Fitzgerald, 03 Bruce Hartman, 04 David R. Jessick, 05 Larry R. Katzen, 06 Gregory Mays, 07 Sarah E. Nash, 08 John T. Standley, 09 Ira Tochner and 10 John J. Zillmer			4.	Approval of Deloitte & Touche LLP as independent registered public accountants for 2005.	☐	☐	☐
WITHHELD FOR: (Write that nominee's name in the space provided below)			5.	In their discretion, the Proxyholders are authorized to vote upon such other matters that may properly come before the Meeting or any adjournments thereof.

				If you plan to attend the Annual Meeting, please mark the box			☐
Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

  Dear Stockholder:

  On behalf of the Board of Directors of Pathmark Stores, Inc., thank you for your continued interest and support.

  We realize that many of you may be unable to attend our Annual Meeting of Stockholders in November. Because your vote is important, we encourage you to promptly complete and return your proxy.

  Regards,

  James L. Moody, Jr., Chairman

PROXY

PATHMARK STORES, INC.
200 Milik Street
Carteret, New Jersey 07008

Proxy for Annual Meeting of Stockholders, November 30, 2005

(The Solicitation of This Proxy is Made on Behalf of the Board of Directors)

        The undersigned hereby appoints John T. Standley, Frank G. Vitrano and Marc A. Strassler, or a majority of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Pathmark Stores, Inc. to be held at 200 Milik Street, Carteret, New Jersey, Wednesday, November 30, 2005 at 9:00 A.M. local time, and at any adjournment thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE

PLEASE DATE, SIGN AND MAIL THIS PROXY TODAY

Address Change/Comments (Mark the corresponding box on the reverse side)

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PROXY STATEMENT
INTRODUCTION
VOTING INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION ABOUT OUR BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)
PERFORMANCE GRAPH(2) COMPARE CUMULATIVE TOTAL RETURN AMONG PATHMARK STORES, INC., S&P 500 INDEX AND S&P GROUP INDEX
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT(3)
PROPOSAL 3: APPROVAL OF THE AMENDED & RESTATED PATHMARK STORES, INC. 2000 EMPLOYEE EQUITY PLAN
DESCRIPTION OF THE EEP
PROPOSAL 4: APPROVAL OF THE AMENDED & RESTATED PATHMARK STORES, INC. 2000 NON-EMPLOYEE DIRECTORS EQUITY PLAN
ANNUAL REPORT
DEADLINE FOR STOCKHOLDER PROPOSALS
OTHER BUSINESS
PATHMARK STORES, INC. AMENDED AND RESTATED 2000 EMPLOYEE EQUITY PLAN
PATHMARK STORES, INC. AMENDED AND RESTATED 2000 NON-EMPLOYEE DIRECTORS EQUITY PLAN
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PATHMARK STORES, INC. 200 Milik Street Carteret, New Jersey 07008
Proxy for Annual Meeting of Stockholders, November 30, 2005
(The Solicitation of This Proxy is Made on Behalf of the Board of Directors)
THIS PROXY IS CONTINUED ON THE REVERSE SIDE
PLEASE DATE, SIGN AND MAIL THIS PROXY TODAY
Address Change/Comments (Mark the corresponding box on the reverse side)
FOLD AND DETACH HERE